As filed with the Securities and Exchange Commission on July 28, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☐

Pre-Effective Amendment No.                    ☐

Post-Effective Amendment No. 32      ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 34                         ☒

(Check appropriate box or boxes.)

(Exact Name of Registrant as Specified in Charter)

HALLMARK EQUITY SERIES TRUST

(Address of Principal Executive Offices)

1250 BROADWAY, NEW YORK, NY 10001-3701 (Zip Code)

Registrant’s Telephone Number, including Area Code (212) 401-5500

Edmund P. Bergan, Jr. Esq.

The Reserve

1250 Broadway

New York, NY 10001-3701

(Name and Address of Agent for Service)

Approximate date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☒ immediately upon filing pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

** GRAPHIC **

HALLMARK CAPITAL APPRECIATION FUND

HALLMARK INFORMED INVESTORS GROWTH FUND

HALLMARK INTERNATIONAL EQUITY FUND

HALLMARK INTERNATIONAL SMALL-CAP FUND

HALLMARK LARGE-CAP GROWTH FUND

HALLMARK MID-CAP GROWTH FUND

HALLMARK SMALL-CAP GROWTH FUND

HALLMARK STRATEGIC GROWTH FUND

of Hallmark Equity Series Trust

Prospectus
July 28, 2006

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

questions?

Shareholders should direct their inquiries to the firm from which they received this Prospectus or to the Hallmark Funds

Hallmark Funds
1250 Broadway, 32nd Floor
New York, NY 10001-3701
888-823-2867 (telephone)
212-401-5930 (facsimile)
customerservice@hallmarkfunds.com

or visit our Web site at www.hallmarkfunds.com

about the funds

HALLMARK CAPITAL APPRECIATION FUND

Investment Objective

The Hallmark Capital Appreciation Fund’s objective is to seek capital appreciation through investment in a portfolio of U.S. equity securities of companies of any size believed to offer capital appreciation.

Prior to September 29, 2003, the Hallmark Capital Appreciation Fund was known as the Reserve Blue Chip Growth Fund.

Principal Investment Strategies

Generally, the Fund will seek to invest in U.S. equity securities with investment characteristics such as earnings growth, financial strength and projected positive cash flow.

Equity Securities — securities that represent an ownership interest in a company and include (i) common stocks, partnership interests, business trust shares and other similar interests, and (ii) rights, warrants to subscribe for and securities convertible into such securities.

The Fund may invest in “growth” stocks and “value” stocks of domestic and foreign issuers on the basis of the potential for capital appreciation.

HALLMARK INFORMED INVESTORS GROWTH FUND

Investment Objective

The Hallmark Informed Investors Growth Fund’s investment objective is to seek capital growth through investment in a portfolio of equity securities of both domestic and foreign issuers.

Principal Investment Strategies

The Fund may invest in companies where “Informed Investors” have acquired securities or not acquired or disposed of such securities. “Informed Investors” are the management, board members and beneficial owners of more than 10% of any class of equity securities of an issuer, or any owner of an issuer required to file statements with the U.S. Securities and Exchange Commission (“SEC”) pursuant to Section 16 of the Securities Exchange Act of 1934 and other institutional investors. The Fund’s investment process may take into account a number of fundamental and technical elements. The Fund may invest in firms with medium to small market capitalization which have an aggregate market value of at least $50 million.

Market Capitalization — the total market value of the outstanding shares of a company.

HALLMARK INTERNATIONAL EQUITY FUND

Investment Objective

The Hallmark International Equity Fund’s objective is to seek capital appreciation through investment in a portfolio of equity securities of companies of any size resident in countries outside of the U.S. experiencing rapid economic growth.

Principal Investment Strategies

The Fund seeks to achieve its objective by following a structured and disciplined investment policy of making investments in American Depositary Receipts (“ADR”s) and common stocks of non-U.S. companies. On occasion, warrants, convertible securities and fixed income instruments will also be used. Generally, the Fund will seek to invest in foreign equity securities listed on foreign exchanges and issued by companies with investment characteristics such as earnings growth, financial strength, and projected

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positive cash flow which are significant factors in assessing value. The Fund may reduce or eliminate positions in one country and switch to other countries because of unusual economic, political or market conditions. The Fund focuses on quality companies with high visibility and growth characteristics in sales and earnings.

American Depositary Receipt (ADR) — a certificate evidencing ownership of securities of a foreign company issued by a U.S. bank or trust company and generally traded on an established market in the United States. An ADR is an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. An unsponsored ADR is issued without the involvement of the issuer of the underlying shares. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

The Fund favors companies where management has a significant ownership stake and usually avoids those that depend heavily on commodity price levels for their future earnings growth. The Fund’s portfolio is structured by combining a top-down quantitative country-weighting process, which looks at macroeconomic factors nationally and internationally, with a bottom-up individual company selection procedure, which focuses on microeconomic factors in a particular company. To attempt to minimize risk, the Fund normally spreads its assets among more than 60 companies in a broad range of foreign markets with an initial position in any single issue between 1% and 2% of assets. Since Fund assets are invested in companies that Fund management expects to have strong earnings growth, the Fund intends to remain as fully invested as is prudently possible. The Fund will generally utilize a three-to-five-year time horizon for a holding period. Under normal circumstances, the Fund will invest at least 80% of its net assets plus amounts of any borrowings for investment purposes in equity securities of issuers associated with at least three different countries, excluding the United States. The Fund’s 80% investment policy may not be changed without shareholder approval or 60 day’s notice to shareholders. The Fund will restrict investment in the combination of warrants and stock options to 5% of total assets at the time of purchase.

HALLMARK INTERNATIONAL SMALL-CAP FUND

Investment Objective

The Hallmark International Small-Cap Fund’s objective is to seek capital appreciation through investment in a portfolio of equity securities of growing small capitalization companies in non-U.S. countries.

Principal Investment Strategies

The Hallmark International Small-Cap Fund seeks to achieve its objective by investing in unique, niche-oriented companies that offer an innovative product or service with superior growth potential. These companies often carve out their own niches or create entirely new markets. Generally, the Fund will invest in common stocks of non-U.S. companies that are listed on foreign exchanges. These companies will exhibit fundamental characteristics such as high visibility in sales and earnings growth, stable operating margins and financial strength. The Fund’s strategy is to identify companies that have sustainable earnings growth in excess of 15%-25% annually and are trading at attractive valuations, thereby maximizing upside potential while limiting downside risk. Characteristics of investment candidates include competitive advantages such as large market share, high barriers to entry and strong pricing power with an internal catalyst driving growth. The Fund searches for “pure-plays” that offer exposure to a fast growing area of the market and avoids conglomerates that may have businesses that could dilute the company’s overall performance. Country weightings are primarily a reflection of this bottom-up fundamental analysis.

In an effort to control risk, the Fund normally invests its assets among a broad range of companies in up to 25 foreign markets with an initial position in any single issue between 1% and 3% of assets. The Fund will restrict investment in the combination of warrants and stock options to 5% of total assets at the time of purchase. Since investments are in companies that have strong earnings growth potential, the Fund intends to remain as fully invested as is prudently possible. Under normal market conditions, the Fund will invest at least 80% of its net assets plus amounts of any borrowing for investment purposes in equity

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securities of smaller-sized companies whose outstanding shares have an aggregate market value of $5 billion or less at the time of purchase and spread across at least three different countries, excluding the U.S. The Fund’s 80% investment policy may not be changed without shareholder approval or 60 days notice to shareholders. The Fund is not required to dispose of securities that appreciate above this market capitalization level, and the Fund may continue to count them for its 80% test.

HALLMARK LARGE-CAP GROWTH FUND

Investment Objective

The Hallmark Large-Cap Growth Fund’s investment objective is to seek capital appreciation through investment in a portfolio of large capitalization, high-quality U.S. companies.

Principal Investment Strategies

The Fund seeks to achieve its objective by primarily investing in equity securities it believes offer the possibility of capital appreciation. Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as high return on shareholders’ equity, strong company management that enhances shareholder value, good cash flow generation and favorable profit trends. Although its current investment strategy emphasizes domestic equity securities, the Fund may invest in equity securities of both domestic and foreign issuers. It is the Fund’s view that large, high-quality companies can generate consistent growth over time that is above the growth rate of the overall economy.

Under normal market conditions, the Fund will invest at least 80% of its net assets plus amounts of any borrowings for investment purposes in securities of companies whose aggregate market value at the time of purchase is $5 billion or more. The Fund’s 80% investment policy may not be changed without shareholder approval or 60 days notice to shareholders. The Fund is not required to dispose of securities that appreciate above this market capitalization level, and the Fund may continue to count them for its 80% test.

In managing the Fund in accordance with the foregoing investment objective and policies, the Sub-Adviser follows an investment strategy that rests on the Sub-Adviser’s belief that strict adherence to quantitative buying and selling disciplines will tend to add value, and that the use of two independent and complementary equity management styles, specifically price momentum and value investing, will tend to lend consistency to a portfolio’s performance. The price momentum style focuses on those stocks that are performing best relative to the market, and seeks to be invested in stocks that are exhibiting rapid increases in price. On the other hand, the value style focuses on those stocks that appear to be the most attractively priced relative to the market, and are expected to appreciate over time as investors recognize their inherent value.

In implementing its investment strategy for the Fund, the Sub-Adviser will maintain a core portfolio of approximately 30 stocks selected from the Standard & Poor’s 500 Stock Index (the “S&P 500”). Approximately 10 of these stocks will be selected on the basis of price momentum, i.e., those stocks exhibiting the most rapid increases in price according to the Sub-Adviser’s quantitative model. A second group of approximately 10 stocks will be selected also on the basis of price momentum; however, these stocks will be selected from the Standard and Poor’s 100 Stock Index (the “S&P 100”), which, as a group, are generally more liquid and less volatile than other stocks in the S&P 500. The final group of approximately 10 stocks will be selected from the S&P 500 on the basis of increasing dividends and value, i.e., those stocks that appear to be the most attractively priced relative to the market, based upon the sub-adviser’s quantitative assessment of such factors as yield, price-to-earnings ratio and dividend coverage.

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HALLMARK MID-CAP GROWTH FUND

Investment Objective

The Hallmark Mid-Cap Growth Fund’s main investment objective is to seek growth of capital by investing in a portfolio of equity and debt securities of medium capitalization U.S. companies. The Fund’s secondary objective is to provide current income.

Principal Investment Strategies

The Fund employs a “bottom-up” approach, which focuses on individual companies rather than economic conditions, a specific industry or a sector. Fundamental research is used to identify attractively-priced companies with strong or improving returns on investment, whose profitability is reasonably expected to lead to an increase in the company’s security price. The Fund looks for companies that are dominant in their industries, have a high return on capital and have a sustainable operating advantage over their competition. In addition, the Fund purchases securities of companies that it considers to be undervalued. The Fund considers a company to be undervalued when its securities are less expensive than comparable companies as determined by price/earnings ratios, cash flows or other measures and when the Fund believes the company has attractive long-term prospects. The Fund may purchase both equity securities and debt securities.

Debt Securities — securities representing an issuer’s obligation to repay borrowed money, generally at a specific time or times, at a set or variable interest rate, or in an amount greater than the original issuer price. Debt securities include bonds, debentures, notes, bills, repurchase agreements, loans, and other similar instruments or obligations.

Mid-Cap Companies. Under normal market conditions, Hallmark Mid-Cap Growth Fund will invest at least 80% of its assets plus amounts of any borrowings for investment purposes in the common stocks of medium size domestic companies whose shares have a market capitalization of between $1 billion and $15 billion, which is within the capitalization range of the Russell Midcap® Index. These companies are generally referred to as “mid-cap” companies. The Fund does not intend to focus its investments at either end of this range of capitalizations. This investment policy may not be changed without shareholder approval or 60 days notice to shareholders. The Fund is not required to dispose of securities that appreciate above this market capitalization level, and the Fund may continue to count them for its 80% test.

HALLMARK SMALL-CAP GROWTH FUND

Investment Objective

The Hallmark Small-Cap Growth Fund’s objective is to seek capital appreciation through investment in a portfolio of primarily small capitalization companies.

Principal Investment Strategies

Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as accelerating rates of revenue and earnings growth, market dominance or a strong defensible market niche, unit growth coupled with stable or rising profit margins, a sound balance sheet and skilled management with an ownership stake. The Fund is designed for investors seeking the opportunity for long-term capital appreciation who can accept above-average market risk and little or no current income. Under normal market conditions, at least 80% of the value of the Fund’s net assets plus amounts of any borrowings for investment purposes will normally be invested in smaller-sized companies whose outstanding shares have an aggregate market value of $2 billion or less at the time of purchase. The Fund’s 80% investment policy may not be changed without shareholder approval or 60 days notice to shareholders. The Fund is not required to dispose of securities that appreciate above this market

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capitalization level, and the Fund may continue to count them for its 80% test.

It is the Fund’s view that small companies are generally expected to show growth over time that is above the growth rate of the overall economy and that of large established companies. The Fund may also invest in companies presenting special situations when the Fund believes that the companies offer a strong potential for capital appreciation due to the market underestimation of earnings potential, changes in management or other similar opportunities.

HALLMARK STRATEGIC GROWTH FUND

Investment Objective

The Hallmark Strategic Growth Fund’s investment objective is to seek long-term growth through capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of large, established companies with market capitalizations of over $5 billion at the time of purchase that trade on major U.S. stock exchanges. The Fund expects to invest in securities from a wide variety of industries to minimize risks of concentrating in a single industry. Over time, portfolio turnover is expected to be relatively low as purchases are made with a view to long-term holdings, not for short-term trading purposes; however, during rapidly changing economic, market, and political conditions, the Fund may make significant changes to the portfolio. Although its current investment strategy emphasizes domestic equity securities, the Hallmark Strategic Growth Fund may invest in companies of any size, foreign equities and domestic fixed-income securities.

In managing the Fund in accordance with the foregoing investment objective and policies, the Sub-Advisor follows an investment strategy that rests on the Sub-Adviser’s belief that strict adherence to quantitative buying and selling disciplines will tend to add value, and that the use of two independent and complementary equity management styles, specifically price momentum and value investing, will tend to lend consistency to a portfolio’s performance. The price momentum style focuses on those stocks that are performing best relative to the market, and seeks to be invested in stocks that are exhibiting rapid increases in price. On the other hand, the value style focuses on those stocks that appear to be the most attractively priced relative to the market, and are expected to appreciate over time as investors recognize their inherent value.

In implementing its investment strategy for the Fund, the Sub-Adviser will maintain a core portfolio of approximately 30 stocks selected from the Standard & Poor’s 500 Stock Index (the “S&P 500”). Approximately 10 of these stocks will be selected on the basis of price momentum, i.e., those stocks exhibiting the most rapid increases in price according to the Sub-Adviser’s quantitative model. A second group of approximately 10 stocks will be selected from the S&P 100, which, as a group, are generally more liquid and less volatile than other stocks in the S&P 500. The final group of approximately 10 stocks will be selected from the S&P 500 on the basis of increasing dividends and value, i.e., those stocks that appear to be the most attractively priced relative to the market, based upon the sub-adviser’s quantitative assessment of such factors as yield, price-to-earnings ratio and dividend coverage.

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Certain of the Funds may also invest in the following types of securities:

Foreign Securities. The Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Mid-Cap Growth Fund and Hallmark Strategic Growth Fund may invest in foreign equity and debt securities, including foreign government securities and ADRs and may also invest in emerging market countries, which entail additional risks, including a greater risk of political, economic and social instability.

The Mid-Cap Growth Fund will limit its investment in the securities of issuers of any single foreign country to an aggregate of not more than 20% of its total assets at the time of purchase. In determining the allocation of assets in foreign markets, each Fund may consider such factors as prospects for relative economic growth, inflation, interest rates, government policies influencing business conditions, the range of individual investment opportunities available, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country. These Funds may also invest in emerging market countries, which entail additional risks.

Foreign Government Securities — securities issued or guaranteed by non-U.S. governments, governmental agencies or quasi-governmental entities.

Foreign Currency Transactions. The Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Mid-Cap Growth Fund and Hallmark Strategic Growth Fund may engage in foreign currency transactions in connection with investments in foreign securities but will not speculate in foreign currencies. These Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency, at a price set at the time of the contract, on a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Derivative Securities. Hallmark Mid-Cap Growth Fund may invest in derivative securities, which are securities whose value is derived from another security, a commodity, a currency or an index. The types of derivatives the Fund may use include options, futures, options on futures, forward contracts and indexed securities.

Temporary Defensive Strategies. For cash management purposes and in response to market, economic, political or other conditions, each Fund may temporarily hold up to 100% of its assets in cash or cash equivalents, including shares of affiliated money market funds. If a Fund acquires shares in an affiliated money market fund, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such money market fund (including the investment advisory fees of that fund).

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information.

Principal Risks

Many factors affect performance and a Fund cannot guarantee that it will achieve its investment objectives. When you redeem your shares of a Fund, they could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in a Fund. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds are subject to the following primary risks:

Market Risk. Each Fund’s share price changes daily based on changes in market conditions that affect the value of the Fund’s portfolio. A stock market in which a Fund invests may go down in value in response to economic, political or financial developments. While stocks have historically been a leading choice of long-term investors, a stock market may go down quickly and unpredictably.

Issuer-Specific Risks. The price of an individual security or a particular type of security can fluctuate

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differently than, or to a greater extent than, the market as a whole. An individual issuer’s securities can fall, with little or no warning, based upon such things as a worse than expected earnings report, the loss of key management personnel, negative news about the development of a product or legal proceeding. There is also a risk that the price of a security may never reach the level that a Fund believes is representative of its full value.

Small-Cap Company Risks. The Hallmark Informed Investors Growth Fund, Hallmark International Small-Cap Fund and Hallmark Small-Cap Growth Fund invest in small capitalization companies. Investment in small-cap companies may involve greater risk than investments in larger, more established companies due to the greater business risks of small-sized companies, limited markets and financial resources, or lack of publicly available information about the company. Small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and therefore, their securities may be more volatile than the securities of larger, more established companies. Small-cap company shares may be bought and sold less often, and in smaller amounts, than larger company shares. Because of this, if the Fund wants to sell a large quantity of a small-cap company’s shares, it may have to sell it at a lower price than the Fund believes is reflective of the value of the shares, or it may have to sell it in smaller than desired quantities over a period of time. The Funds try to minimize this risk by investing in small-cap securities that trade more frequently. Since the securities of smaller companies may be less liquid than the securities of larger companies, shares of smaller companies may be more sensitive to changing market conditions than those of larger companies.

Mid-Cap Company Risks. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. Mid-cap company shares may be bought and sold less often, and in smaller amounts, than larger company shares. Because of this, if a Fund wants to sell a large quantity of a mid-cap company’s shares, it may have to sell it at a lower price than the Fund believes is reflective of the value of the shares, or it may have to sell it in smaller than desired quantities over a period of time. The Funds try to minimize this risk by investing in mid-cap securities that trade more frequently.

Foreign Securities Risks. Foreign securities markets often are not as developed or efficient as those in the United States and securities traded in foreign markets are often more volatile than those traded in the United States. There are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, which may make it difficult for a Fund to buy and sell securities on those exchanges. There may be less information available regarding foreign companies, making it harder to value foreign securities than U.S. securities. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent that the United States does. Some countries may not have laws comparable to the U.S. securities laws to protect investors. Accounting standards in other countries are often not the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder to accurately determine a company’s financial condition. Certain foreign economic markets may be less favorable than that of the United States in terms of growth, inflation rates, capital reinvestment, diversification or balance of payments. Some countries that a Fund may invest in may experience uncertain national policies, political instability, the potential for expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. The Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Mid-Cap Growth Fund and Hallmark Strategic Growth Fund may also invest in emerging market countries, which entail additional risks, including a greater risk of political, economic and social instability.

Foreign Currency Risk. If a Fund invests in securities denominated in foreign currencies, the value of the Fund’s assets and revenues, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange-control regulations, and these Funds may incur costs in connection with conversions between various currencies. If the value of the U.S. dollar increases in relation to a foreign currency, the value of securities and any income received in that currency would be worth a smaller number of U.S. dollars and would have a negative effect on the value of a Fund’s net assets. If the value of the U.S. dollar decreases in relation to the currency, the value of securities and any income received in

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the currency would generally increase the value of the Fund’s net assets.

Interest Rate Risk. When interest rates go up, the value of an investment in debt securities generally goes down. The value of long-term debt securities generally goes down more than the value of short-term debt securities at times when interest rates are rising. When interest rates fall, yields fall as well, limiting a Fund’s ability to invest in debt securities at attractive rates. Rising interest rates may also have a negative impact on the value of certain equity securities if the issuers of those securities are unable to borrow, or must pay higher rates, to finance expansion or other needs and increases in the cost of debt service may have a negative impact on earnings. Market expectations regarding future rates of inflation may also affect the value of debt securities.

Derivatives Risk. Derivatives, including options, swaps and futures contracts, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the counterparty to the transaction and illiquidity of the derivative instruments. Losses from the use of derivatives would reduce net asset value, and such losses can be greater than if the derivatives had not been used. Furthermore, the ability to successfully use derivatives depends on the Adviser and Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured.

Expenses of Other Investment Companies. If a Fund invests in another investment company (including in an affiliated money market fund), the Fund’s shareholders would be indirectly subject to the fees and expenses of that investment company (including investment advisory fees), in addition to the fees and expenses of the Fund (including investment advisory fees).

Temporary Defensive Strategy Risk. If a Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objectives.

Portfolio Turnover Risk. The Funds may choose to sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, redeploy assets into more promising opportunities or in response to changes in a company’s fundamentals. Each Fund may also sell securities if a company’s valuation reaches a level with which the Fund is no longer comfortable. Each Fund may trade its investments frequently in trying to achieve its investment goal, resulting in a high portfolio turnover rate. If a Fund trades its investments frequently in trying to achieve its investment goal, the resulting high portfolio turnover rate may lead to unfavorable tax consequences, such as more frequent distributions attributable to long-term and short-term capital gains, which could raise the tax liability of shareholders, and in greater transaction costs, which are paid directly by the Fund.

Non-Diversification. Each Fund is permitted to have all of its assets invested in a limited number of issues. As a result, the rise or fall in price of a single issue may have a greater impact on the value of a Fund’s portfolio than it would if the Fund was diversified. This risk does not apply to Hallmark Mid-Cap Growth Fund, as it is diversified.

Suitability. Different investors have different investment goals. Since investments in equity securities may involve greater risks than other types of investments, an investment in a Fund is more appropriate for investors with long-term goals. A Fund is not intended to be a balanced investment program. It is intended to provide professional management for your assets and a convenient way to gain exposure to the equity markets as part of a diversified portfolio.

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Performance

The bar charts and tables below provide an indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year and by showing how the Funds’ average annual returns for specified periods compared with those of a relevant index. The bar charts show each Fund’s annual total returns for Class R shares for each of the past ten calendar years or for each completed calendar year since inception. The tables compare the average annual total returns for each class of each Fund’s shares for the periods shown with a broad measure of market performance. Except for the Hallmark Mid-Cap Growth Fund, after-tax returns are shown only for Class R shares; those for Class I shares will vary. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts. How a Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the periods shown above, the highest quarterly return was 35.21% for the quarter ended December 31, 1999 and the lowest quarterly return was -31.10% for the quarter ended September 30, 2001. The return for the period from January 1, 2006 to June 30, 2006 was -2.57%.

Average Annual Total Returns as of December 31, 2005

	1 Year	5 Years	Ten Years or Since Inception
Class I	-0.17%	-10.73%	-1.44	%**
Class R Return Before Taxes†	-0.71%	-11.23%	2.09	%†
Class R Return After Taxes on Distributions	-0.71%	-11.50%	0.29	%†
Class R Return After Taxes on Distributions and Sale of Fund Shares	-0.45%	-9.25%	1.42	%†
S&P Index†† (reflects no deductions for fees, expenses or taxes)	3.00%	-1.11%	7.31%

*              Prior to September 29, 2003, the Hallmark Capital Appreciation Fund was known as the Reserve Blue Chip Growth Fund.

**           Class I shares commenced operation on October 1, 1998.

†              Class R shares commenced operation on October 28, 1994.

††            The Standard and Poor’s 500® (S&P 500) Index is an unmanaged index generally representative of the U.S. stock market

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Hallmark Informed Investors Growth Fund - Class R

During the periods shown above, the highest quarterly return was 77.57% for the quarter ended December 31, 1999 and the lowest quarterly return was -37.98% for the quarter ended March 31, 2001. The return for the period from January 1, 2006 to June 30, 2006 was 2.36%.

Average Annual Total Returns as of December 31, 2005

	1 Year	5 Years	Ten Years or Since Inception
Class I	6.15%	-4.63%	8.53%*
Class R Return Before Taxes	5.60%	-5.16%	8.82%†
Class R Return After Taxes on Distributions	5.53%	-5.50%	5.86%
Class R Return After Taxes on Distributions and Sale of Fund Shares	3.63%	-4.52%	5.95%
S&P 500 Index †† (reflects no deduction for fees, expenses, or taxes)	3.00%	-1.11%	7.31%

*              Class I shares commenced operation on October 1, 1998.

†              Class R shares commenced operation on December 28, 1994.

††            The Standard and Poor’s 500® (S&P 500) Index is an unmanaged index generally representative of the U.S. stock market.

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During the periods shown above, the highest quarterly return was 46.14% for the quarter ended December 31, 1999 and the lowest quarterly return was -20.67% for the quarter ended March 31, 2001. The return for the period from January 1, 2006 to June 30, 2006 was 3.55%.

Average Annual Total Returns as of December 31, 2005

	1 Year	5 Years	Ten Years or Since Inception
Class I	14.25%	-3.26%	4.72	%*
Class R Return Before Taxes	13.70%	-3.60%	4.07	%†
Class R Return After Taxes on Distributions	13.70%	-3.72%	3.19	%†
Class R Return After Taxes on Distributions and Sale of Fund Shares	8.87%	-3.07%	3.01	%†
EAFE Index†† (reflects no deduction for fees, expenses, or taxes)	10.86%	2.40%	3.99%

*              Class I shares commenced operation on October 1, 1998.

†              Class R shares commenced operation on July 13, 1995.

††            The Morgan Stanley Capital International Europe, Australasia, Far East Index® (EAFE Index) is a stock index designed to measure the investment returns of developed countries outside North America.

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During the periods shown above, the highest quarterly return was 17.53% for the quarter ended June 30, 2003 and the lowest quarterly return was -23.25% for the quarter ended March 31, 2001. The return for the period from January 1, 2006 to June 30, 2006 was 9.55%.

Average Annual Total Returns as of December 31, 2005

	1 Year	5 Years	Ten Years or Since Inception
Class I	9.70%	2.60%	1.14	%†
Class R Return Before Taxes	9.65%	2.08%	0.80	%**
Class R Return After Taxes on Distributions	-0.63%	-0.97%	-1.98	%**
Class R Return After Taxes on Distributions and Sale of Fund Shares	9.52%	0.42%	-0.54	%**
Small Cap EAFE Index†† (reflects no deduction for fees, expenses or taxes)	23.89%	14.17%	11.03%

*              Class I shares commenced operation on August 1, 2000.

†              Class R shares commenced operation on August 1, 2000.

††            The Morgan Stanley Capital International Small Cap Europe, Australasia, Far East Index® (Small Cap EAFE Index) is a stock index designed to measure the investment returns of developed countries outside North America.

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During the periods shown above, the highest quarterly return was 19.66% for the quarter ended June 30, 2003 and the lowest quarterly return was -20.51% for the quarter ended June 20, 2002. The return for the period from January 1, 2006 to June 30, 2006 was 2.36%.

Average Annual Total Returns as of December 31, 2005

	1 Year	5 Years	Ten Years or Since Inception
Class I	2.06%	-3.89%	-2.16	%*
Class R Return Before Taxes	1.63%	-4.37%	3.85	%†
Class R Return After Taxes on Distributions	1.28%	-4.44%	2.81	%†
Class R Return After Taxes on Distributions and Sale of Fund Shares	1.02%	-3.68%	3.14	%†
S&P 500 Index†† (reflects no deduction for fees, expenses, or taxes)	3.00%	-1.11%	7.23%

*              Class I shares commenced operation on October 1, 1998.

†              Class R shares commenced operation on January 2, 1996.

††            The Standard and Poor’s 500® (S&P 500) Index is an unmanaged index generally representative of the U.S. stock market.

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During the periods shown above, the highest quarterly return was 2.70% for the quarter ended December 31, 2005 and the lowest quarterly return was .86% for the quarter ended March 31, 2005. The return for the period from January 1, 2006 to June 30, 2006 was 2.50%.

Average Annual Total Returns as of December 31, 2005

	1 Year	5 Years	Ten Years or Since Inception
Class I*	4.71%	2.87%	6.70	%*
Class R** Return Before Taxes	n/a	n/a	7.17	%†
Class R** Return After Taxes on Distributions	n/a	n/a	-1.91	%†
Class R** Return After Taxes on Distributions and Sale of Fund Shares	n/a	n/a	0.00	%†
Russell Midcap Growth Index†† (reflects no deduction for fees, expenses or taxes)	n/a	n/a	16.05%

*              The SBH Fund, to which Class I shares succeeded, commenced operations on April 1, 1999. On January 4, 2005, the Hallmark Mid-Cap Growth Fund acquired all of the assets of the Segall Bryant & Hamill Mid-Cap Fund in exchange for Class I shares, and assumed the that fund’s operating history and performance record.

†              Class R shares commenced operations on January 10, 2005.

††            The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

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During the periods shown above, the highest quarterly return was 50.38% for the quarter ended December 31, 1999 and the lowest quarterly return was -30.93% for the quarter ended September 30, 2001. The return for the period from January 1, 2006 to June 30, 2006 was -5.56%.

Average Annual Total Returns as of December 31, 2005

	1 Year	5 Years	Ten Years or Since Inception
Class I	16.97%	-0.30%	16.23	%*
Class R Return Before Taxes	16.33%	-0.83%	10.69	%†
Class R Return After Taxes on Distributions	16.33%	-0.90%	10.53	%†
Class R Return After Taxes on Distributions and Sale of Fund Shares	10.62%	-0.72%	9.44	%†
Russell 2000 Index†† (reflects no deduction for fees, expenses or taxes)	4.15%	2.28%	4.68%

*              Class I shares commenced operation on October 1, 1998.

†              Class R shares commenced operation on November 14, 1994.

††            The Russell 2000® Growth Index (“Russell 2000”) measures the performance of those Russell 2000 companies with higher price-to-book ratio and higher forecasted growth values.

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During the periods shown above, the highest quarterly return was 21.41% for the quarter ended December 31, 1999 and the lowest quarterly return was -22.28% for the quarter ended September 30, 2001. The return for the period from January 1, 2006 to June 30, 2006 was 5.47%.

Average Annual Total Returns as of December 31, 2005

	1 Year	5 Years	Ten Years or Since Inception
Class I	0.63%	-4.58%	-2.90	%*
Class R Return Before Taxes	0.11%	-5.10%	-3.42	%†
Class R Return After Taxes on Distributions	-0.08%	-5.19%	-3.49	%†
Class R Return After Taxes on Distributions and Sale of Fund Shares	0.28%	-4.32%	-2.91	%†
S&P 500 Index†† (reflects no deductions for fees, expenses or taxes)	3.00%	-1.11%	-0.55%

*              Class I shares commenced operation on June 1, 1999.

†              Class R shares commenced operation on June 1, 1999.

††            The Standard and Poor’s 500® (S&P 500) Index is an unmanaged index generally representative of the U.S. stock market.

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Fees & Expenses

You will pay certain fees and expenses, described in the table below, if you buy and hold shares of a Fund. Each Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund. The Annual Fund Operating Expenses are paid out of each Fund’s assets, so these expenses affect the value of the Fund’s shares.

Shareholder Fees
(Fees paid directly from your	Hallmark	Hallmark Informed	Hallmark	Hallmark	Hallmark	Hallmark Mid-Cap	Hallmark	Hallmark
investment)	Capital	Investors	International	International	Large-Cap	Growth	Small-Cap	Strategic
Class R	Appreciation	Growth	Equity	Small-Cap	Growth	Fund	Growth	Growth
Shareholder Transaction Fees*	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Redemption Fees*	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee**	1.20%	1.30%	1.55%	1.55%	1.20%	1.25%	1.30%	1.20%
Distribution and Service (12b-1 fee)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses†	0.00%††	0.01%	0.00%††	0.01%	0.01%	0.00%††	0.00%††	0.00%††
Total Annual Fund Operating Expenses	1.45%	1.56%	1.80%	1.81%	1.46%	1.50%	1.55%	1.50%

Shareholder Fees
(Fees paid directly from your	Hallmark	Hallmark Informed	Hallmark	Hallmark	Hallmark	Hallmark Mid-Cap	Hallmark	Hallmark Strategic
investment)	Capital	Investors	International	International	Large-Cap	Growth	Small-Cap	Growth
Class I	Appreciation	Growth	Equity	Small-Cap	Growth	Fund	Growth	Fund
Shareholder Transaction Fees*	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Redemption Fees*	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee**	0.90%	1.00%	1.25%	1.25%	0.90%	1.00%	1.00%	0.90%
Distribution and Service (12b-1 fee)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses†	0.00%††	0.01%	0.00%††	0.01%	0.01%	0.00%††	0.00%††	0.00%††
Total Annual Fund Operating Expenses	0.90%	1.01%	1.25%	1.26%	0.90%	1.00%	1.00%	0.90%

*              The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance: A monthly “Low Balance Fee” (currently $15) may be imposed on Class R accounts (other than IRA accounts) with a monthly average account balance of less than the minimum balance of $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A $2 fee may be charged for Class R redemption checks issued by the Fund for less than $100 and a $100 fee may be charged for Class I redemption checks issued by the Fund for less than $100,000. A $10 fee may be charged for Class R wire redemptions of less than $10,000 and a $100 fee may be charged for Class I wire redemptions of less than $100,000. An Early Redemption Fee of 2.0% may be charged only on redemptions or exchanges of shares held for 15 days or less before the redemption or exchange.

**           The Funds pay a “Comprehensive Management Fee” that includes the advisory fee, all administrative and

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customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), recordkeeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses. The difference in management fee structure between the Class R and Class I shares is attributable to the differences in administrative expenses between the two classes, including transfer agency, recordkeeping and accounting expenses. The investment advisory component of the comprehensive management fee is the same for both classes of shares.

†              Other Expenses include interest charges, chief compliance officer compensation, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, government-imposed fees and expenses, including but not limited to federal and state registration fees, and the fees and expenses of the independent Trustees, for which each Fund pays its direct or allocated share.

††            These Other Expenses are believed to be less than 0.005%.

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Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all your shares at the ends of those periods. The example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Capital Appreciation Class R	$148.63	$461.73	$797.22	$1,744.69

Capital Appreciation Class I	$92.25	$288.19	$500.43	$1,111.55

Informed Investors Growth Class R	$159.90	$496.20	$855.76	$1,867.29

Informed Investors Growth Class I	$102.50	$319.89	$554.90	$1,229.20

International Equity Class R	$184.50	$571.15	$982.58	$2,130.25

International Equity Class I	$128.13	$398.85	$690.08	$1,518.37

International Small-Cap Class R	$184.50	$571.15	$982.58	$2,130.25

International Small-Cap Class I	$129.15	$402.00	$695.45	$1,529.79

Large-Cap Growth Class R	$149.65	$464.86	$802.55	$1,755.89

Large-Cap Growth Class I	$92.25	$288.19	$500.43	$1,111.55

Mid-Cap Growth Class R	$153.75	$477.41	$823.86	$1,800.58

Mid-Cap Growth Class I*	$102.50	$319.89	$554.90	$1,229.20

Small-Cap Growth Class R	$158.88	$493.07	$850.45	$1,856.20

Small-Cap Growth Class I	$102.50	$319.89	$554.90	$1,229.20

Strategic Growth Class R	$153.75	$477.41	$823.86	$1,800.58

Strategic Growth Class I	$93.28	$291.36	$505.89	$1,123.37

*              This example is based on the Total Annual Fund Operating Expense for Hallmark Mid-Cap Growth Fund Class I shares. The expenses for the Class I shares are lower than those of the SBH Fund.

Your costs would be the same whether you stayed in a Fund or redeemed your shares at the end of any period.

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Fund Management

The Investment Adviser. Reserve Management Company, Inc., 1250 Broadway, New York, New York 10001, the investment adviser of the Funds (the “Adviser”), has provided management and investment advisory services to the investment companies in The Reserve’s family of funds since November 15, 1971. As of March 31, 2006, the Adviser had approximately $28 billion in assets under management.

The Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trustees, under an Investment Management Agreement with Hallmark Equity Series Trust, on behalf of the Funds. The Investment Management Agreement provides that the Adviser will furnish continuous investment advisory and other management and administrative services, including transfer agent services, to the Funds. For its services, the Adviser receives a comprehensive management fee from each Fund based on the average daily net assets of each Fund, as described in the tables under “Fees and Expenses.” A discussion regarding the basis for the Board of Trustees approving investment advisory contracts with the Adviser and Sub-Advisers will be available in the Funds’ next Semi-Annual Report for the six-month period ending September 30, 2006.

The Sub-Advisers. Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of Sub-Advisers to the Funds. The Adviser and the Trust have obtained an exemptive order from the Securities and Exchange Commission (“SEC”) permitting the Board of Trustees, on behalf of a Fund, to hire or terminate additional or replacement Sub-Advisers and to modify any existing or future sub-advisory agreement without shareholder approval. The fees paid to each sub-adviser, as discussed below, are paid out of the Comprehensive Management Fee paid to the Adviser and are not additional expenses of each Fund.

The Investment Adviser and the Trust have retained each registered investment adviser listed below as the Sub-Adviser of the individual Fund specified. Subject to the oversight by the Adviser, each Sub-Adviser is responsible for the day-to-day investment decisions of the relevant Fund. Each Sub-Adviser is a registered investment adviser. The Statement of Additional Information contains additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities of the Funds.

Trainer, Wortham & Company, Inc., 1230 Avenue of the Americas, New York, NY 10020, a wholly owned subsidiary of First Republic Bank, was formed in 1924 and as of March 31, 2006 managed approximately $5.8 billion billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein.

Effective December 31, 2005, J. Robert Bloom, Jr., Chief Investment Officer/Managing Director of Trainer, Wortham, became the portfolio manager of the Hallmark Capital Appreciation Fund. Mr. Bloom is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Bloom joined Trainer, Wortham in 2005. Prior to joining Trainer, Wortham, he served as Executive Vice President and Principal of Berg Capital from 2002 through 2004 and as President of LF Kapital – U.S. Office from 2001-2002. Mr. Bloom received his BS from Wharton School in 1963 and his M.B.A. from the University of Iowa in 1964. Trainer, Wortham is also the Sub-Adviser to the Hallmark First Mutual Fund and Hallmark Total Return Bond Fund.

Pinnacle Associates Ltd., 335 Madison Avenue, New York, NY 10017, was established in 1984 and, as of March 31, 2006 managed approximately $4.5 billion for foundations, endowments, pension funds, family trusts and religious groups. Pinnacle is the sub-adviser for both the Hallmark International Equity Fund and the Hallmark International Small-Cap Fund.

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Effective March 20, 2006, Gurudutt Baliga- Chief Investment Officer, International Department of Pinnacle Associates Ltd. (“Pinnacle”), became the portfolio manager of the Hallmark International Equity Fund and Hallmark International Small-Cap Fund. Mr. Baliga is primarily responsible for the day-to-day management of each Fund’s portfolio.

Mr. Baliga joined Pinnacle in 2005. Prior to joining Pinnacle, Mr. Baliga was with Alliance Capital as a Senior Portfolio Manager from 1998 to 2004. He was a senior member of the team managing global large cap growth institutional assets since 2000. Mr. Baliga also managed the International Premier Growth Fund from 2001 to 2004 and was a senior member of the team managing U.S. large cap growth institutional assets from 1998 through 2003. Mr. Baliga attended the Indian Institute of Technology receiving a B.S. in Chemical Engineering. He also has an M.B.A. and M.S. in Chemical Engineering from the University of Toledo and a Doctorate in Business Administration from Kent State University.

Cambridge Financial Group, Inc., 4100 Horizons Drive, Suite 200, Columbus, Ohio 43220, was established in 1986 and, as of May 1, 2006 managed over $840 million in assets for individuals, families and institutional clients.

Gregory J. Bauer, CFA, is Managing Director and Co-Owner of Cambridge Financial Group, Inc. and, as the Funds’ primary portfolio manager, is responsible for the day-to-day investment decisions of the Hallmark Large-Cap Growth Fund and Hallmark Strategic Growth Fund. Mr. Bauer also manages private discretionary accounts for 2,550 clients with approximately $840 million in total assets.

Effective June 1, 2006, Cambridge Financial Group, Inc. replaced Steinberg Global Asset Management, Ltd. as the sub-adviser for Hallmark Large-Cap Growth Fund and the Hallmark Strategic Growth Fund (the “Funds”).

Roanoke Asset Management Corp., 529 Fifth Avenue, New York, NY 10017, was formed in 1978 and as of March 31, 2006 managed approximately $244 million for high net worth individuals, foundations, endowments, corporations and municipalities, and each of its portfolio managers has over twenty-five years experience in using the investment policies discussed herein. Edwin G. Vroom, President, and Adele S. Weisman, Senior Vice President, serve as the Hallmark Small-Cap Growth Fund’s portfolio managers. Mr. Vroom and Ms. Weisman have worked together for over twenty five years and joined the firm in 1978 and 1981, respectively. The portfolio managers are responsible for the day-to-day investment decisions of the Hallmark Small-Cap Growth Fund.

Segall Bryant & Hamill Investment Counsel, 10 South Wacker Drive, Suite 2150, Chicago, IL 60606, was formed in 1994 and as of March 31, 2006 managed approximately $4.4 billion for individual and institutional investors. Segall Bryant & Hamill Investment Counsel serves as sub-adviser to Hallmark Informed Investors Growth Fund and Hallmark Mid-Cap Growth Fund. David Kalis, Managing Director, Equity Analyst and Portfolio Manager, is the portfolio manager for Hallmark Informed Investors Growth Fund and Hallmark Mid-Cap Growth Fund. Mr. Kalis joined Segall Bryant & Hamill Investment Counsel in 1995 and is primarily responsible for the day-to-day investment decisions of the Hallmark Informed Investors Growth Fund and Hallmark Mid-Cap Growth Fund.

The Distributor. The distributor of the Funds, Resrv Partners, Inc. (“Resrv”), 1250 Broadway, New York, NY 10001, is an affiliate of the Adviser. The Funds have adopted Distribution Plans under Rule 12b-1 (“12b-1 Plan”) that allow the Funds to pay distribution and service fees for the sale of Class R shares and for services provided to Class R shareholders. The distribution fee is 0.25% per year of the average net assets attributable to the Class R shares. Since this fee is paid out of the Class R assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The Class I shares are not subject to a distribution fee. Reserve may waive 12b-1 plan fees at its discretion and may discontinue the waivers at any time.

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Distribution fees are used to pay Resrv to promote the sale of shares and service of accounts of the Funds. The expenses incurred by Resrv under the 12b-1 Plan include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating Resrv’s employees or employees of affiliates for their distribution assistance. Resrv may make payments for marketing, promotional or related expenses to third parties. The amount of these payments is determined by Resrv and may be substantial. The Adviser or an affiliate may make similar payments under similar arrangements. For further information on Resrv’s payments for distribution, see the Statement of Additional Information.

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your account

How to Buy Shares

Share Classes. Presently, the Funds offer two classes of shares, Class R and Class I. Class R shares are designed for purchase by individual investors and Class I shares, which have a higher minimum investment, are designed for institutional investors. You will need to decide on a Fund and share class to purchase before making your initial investment. You should weigh the impact of all potential costs over the life of your investment. Class I shares of certain Funds may also be held by accounts established in connection with a merger, reorganization or similar transaction. Each share class is available to all investors who meet the investment minimum for the class, as described below.

Account Ownership. You will need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the applicable Fund for actions taken on the instructions of the other party. A Fund will not be responsible for actions taken by either party with respect to this type of account.

Minimum Purchases. For Class R shares, the minimum initial investment is $1,000 for a regular account and $250 for an Individual Retirement Account. The minimum subsequent investment for Class R shares is $100. For Class I Shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000, except for Hallmark Mid-Cap Growth Fund where the minimum subsequent investment is $100. Each Fund reserves the right to waive or reduce the investment minimums under certain circumstances. A Fund may change the minimum investment requirements at any time.

How Fund Shares Are Priced. Investors pay no sales charges to invest in a Fund. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund’s net asset value per share (“NAV”) for that Class of shares reduced for any applicable redemption fee. The NAV is calculated by taking the total value of the assets of a share Class, subtracting the liabilities of the Class, and then dividing by the number of shares of that Class that are issued and outstanding. Class I shares will generally have a higher NAV than Class R shares because Class I has lower expenses.

Each Fund’s NAV is calculated as of the close of trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern time, on each day that the NYSE is open. Generally, the NAV is not calculated, and purchase orders are not accepted, on other days when the NYSE is closed. However, the NAV may be calculated, at 4:00 p.m. Eastern time, and purchase orders accepted on any day, if the Adviser determines that it is in the shareholders’ interest to do so. Your order will be priced at the next NAV calculated after your order is received by the Funds or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds’ distributor. No purchase of shares will be modified or cancelled after the cutoff time set for calculating a Fund’s NAV.

Each Fund’s investments are generally valued based on market quotations. If market quotations are not readily available for particular securities or if events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the NYSE, those securities will be valued at their fair value by or under the direction of the Board of Trustees. Each Fund may use pricing services to determine the fair value price of securities in those situations.

Payment for Shares. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, “starter” checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, Hallmark will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

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•              By check You may purchase shares with a check drawn on a U.S. bank, payable to Hallmark Equity Series Trust or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss a Fund incurs due to the returned check. Checks may be mailed or delivered to Hallmark Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

•              By Federal wire Call the Hallmark Funds at 888-823-2867, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

Investments Through Third Parties. Investments made through a third party such as a broker/dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Under certain circumstances, a Fund may assist a third party in the collection of any such fees. You should consult a representative of the financial intermediary for more information.

Investments Through the Exchange Privilege. Investors can exchange shares of Hallmark equity funds and The Reserve’s money market and enhanced cash funds for shares of the same Class of a Fund. Any new account established through an exchange will have the same privileges as the original account (provided they are available). There is currently no fee for investments by exchange from other funds in the Hallmark and The Reserve fund complex, except that certain Hallmark funds may be subject to an Early Redemption Fee on exchanges of shares held for 15 days or less before the exchange. The Funds may change or discontinue the exchange privilege at any time. Investors must meet the initial minimum investment of any fund into which they exchange.

Hallmark Automatic Asset-Builder Plan.SM The Hallmark Automatic Asset-Builder Plan enables you to make automatic purchases of Class R shares by having a fixed dollar amount ($25 minimum) transferred into your Hallmark account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans’ benefits, or other regular payments from the federal government. You may also purchase Class R shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Hallmark account. Please call the Funds at 888-823-2867 or visit our Web site at www.hallmarkfunds.com for an application.

Right to Refuse Purchases and Exchanges. The Fund reserves the right to refuse any purchase or exchange request for any reason.

How to Sell Shares

You may redeem your shares on each day that a Fund’s NAV is calculated. Shares will be redeemed at the next NAV determined after receipt of a redemption request, by telephone or in writing, by the applicable Fund in proper form. Redemption requests received after the cutoff time for calculation of the Fund’s NAV on any day will be redeemed at the net asset value calculated on the next business day. No redemption of shares will be modified or cancelled after the cutoff time set for calculation of a Fund’s NAV.

Orders will be processed promptly and investors will generally receive the redemption proceeds within a week. Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that if the applicable Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment (not more than 15 calendar days). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. A Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an

26

emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 will be charged on Class R redemption checks for less than $100 and a $100 service fee will be charged for Class I redemption checks of less than $100,000. A $10 service fee will be charged for Class R wire redemptions of less than $10,000 and a $100 service fee will be charged for Class I wire redemptions of less than $100,000. Service fees may be reduced or waived under certain conditions and increased upon 60 days notice to shareholders.

Telephone Requests. If you completed the “Redemptions and Exchanges by Telephone” information on your account application, you may redeem your shares by calling 888-823-2867. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder’s Account Application, if any, or in a letter from the shareholder with a medallion signature guarantee. To change your designated brokerage or bank account, contact the firm through which you purchased your shares of a Fund, or, if you purchased your shares directly from a Fund, send a written request with a medallion signature guarantee to the applicable Fund. Telephone redemptions may also be sent to your home address provided that the Fund’s records do not indicate that it has been changed within thirty (30) days of such redemption request. Each Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, that Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions which it reasonably believes to be genuine.

Written Requests. When making a redemption request in writing, please include your account number, the applicable Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A medallion signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Funds for information regarding the applicable withholding requirements, which may be different from those described here.

Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•              the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder’s designated bank or brokerage account; or

•              the account address has been changed within the past 30 days; or

•              the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a signature guarantee for one of the account’s registered owners.

Redemptions Through Third Parties. If you purchased or hold your shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve the firm’s own redemption minimums, services fees, or other requirements, which may be different from those described here. Under certain circumstances, a Fund may assist a third party in the collection of any such fees. You should consult a representative of the financial intermediary for more information.

Redemptions Through the Exchange Privilege. Investors can exchange some or all of their shares for shares of the same class in other Hallmark funds or The Reserve’s funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to carefully read the current Prospectus for any fund into which you would like to exchange. Any new account

27

established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Hallmark and The Reserve fund complex, except that certain Hallmark funds may be subject to an Early Redemption Fee on exchanges of shares held for 15 days or less before the exchange. The Funds may change or discontinue the exchange privilege on sixty (60) days notice from the Funds.

Hallmark Automatic Transfer Plan. The Hallmark Automatic Transfer Plan allows you to regularly transfer a fixed amount ($25 minimum), from the redemption of Class R shares, directly into your bank account. A $5,000 minimum balance requirement and certain other restrictions apply. You can call the Funds at 888-823-2867, or visit our Web site at www.hallmarkfunds.com, for an application.

Redemptions In-Kind. If the amount of a redemption request is large enough to affect a Fund’s operations (for example, if the request is greater than $250,000 or 1% of the Fund’s net asset value), the Funds reserve the right to make payment in portfolio securities rather than in cash (“redemption in-kind”), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

Minimum Balance Requirement. Because of the expenses of maintaining shareholder accounts, if your Class R share account, other than an Individual Retirement Account (IRA), has an average monthly account balance of less than $1,000 and there has been no shareholder activity in the account for the past 12 months, a Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts, if approved by a Fund.

Early Redemption Fee. Each Fund may charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of a Fund’s shares made within 15 days of purchase. The redemption fee is paid to a Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of a Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 15 days exceeds the number of Fund shares that have been held for more than 15 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

•              Redemptions resulting from death or disability

•              Redemptions through a Automatic Transfer Plan

•              Redemptions of shares purchased through an Automatic Investment Plan

•              Redemptions of shares acquired through dividend reinvestment and

•              Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended.

28

Frequent Purchases and Redemptions

Purchases or sales of shares of a Fund, and exchanges between funds in the Hallmark and Reserve complex, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm a Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to that Fund. A Fund may also limit or terminate the right to make purchases or the exchange privilege of any shareholder making excessive or short-term purchases, sales or exchanges. In addition, the Trustees of the Funds, and of certain other Hallmark funds, have adopted an Early Redemption Fee of 2.00% for redemptions or exchanges of shares that have been held for 15 days or less at the time of the redemption or exchange. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders.

29

shareholder services

Shareholder Services

The Funds offer a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our Web site at www.hallmarkfunds.com. Applications for some of these services are also available on our Web site.

Shareholder Communications. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss. A Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

Records and Research Services. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests for additional records and research including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

The following services are available only to Class R shareholders and to certain accounts established in connection with a merger, reorganization or similar transaction:

Automatic Asset-Builder Plan.SM  The Automatic Asset Builder Plan enables you to make automatic share purchases by having a fixed dollar amount ($25 minimum) transferred into your Hallmark account on a regular basis from a checking, NOW or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans’ benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Hallmark account. Please call 888-823-2867 or visit our Web site at www.hallmarkfunds.com for an application.

Automatic Transfer Plan.SM  With the Automatic Transfer Plan, you make free automatic transfers from your Fund account to the eligible checking, NOW or bank money-market deposit account that you designate. You may choose to have dividends or distributions transferred to your designated account on a monthly basis or to have a specific dollar amount transferred to your designated account on a monthly, quarterly or annual basis. There is a $25 minimum for these transfers. You may also have amounts transferred to your designated account from telephone redemptions of $100 and over. To be eligible for these services, you must have an account with a balance of at least $5,000, and submit an Automatic Transfer Plan application to the applicable Fund.

Easy Access. SM Easy Access is the Hallmark Funds’ 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining performance and account balances. To use Easy Access, call 888-823-2867.

Online Access. SM You may access your account activity for the previous six months, current price information and other information through OnLine Anywhere Access at www.hallmarkfunds.com. You must call Hallmark at 888-823-2867 to activate OnLine Access.

Individual Retirement Accounts. Investors may use a Fund as an investment for an Individual Retirement Account. For more information call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our Web site, www.hallmarkfunds.com, for an IRA account application.

Hallmark eDelivery. SM The Hallmark Funds offers electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.TheR.com/edelivery. You

30

must provide a verifiable e-mail address to enroll. Hallmark eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

Special Services. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

31

dividends and taxes

Dividends and Taxes

The following discussion of certain U.S. federal income tax consequences is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Funds. Because each person’s tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you hold your Fund shares in a tax-deferred account, such as a retirement plan or education savings plan, you generally will not pay tax on dividends until they are distributed from the account and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

The Funds will distribute substantially all of their investment income and capital gains to shareholders each year. Although this cannot be predicted with any certainty, the Funds anticipate that the majority of their dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates, depending on how long the respective Fund held the assets sold. Distributions of net long-term capital gains earned by a Fund are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. If you buy shares before a Fund pays a dividend, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. You can avoid this, if you want, by investing after the Fund pays a dividend.

The portion of a Fund’s income consisting of dividends paid by U.S. corporations, qualifying foreign corporations and as long-term capital gains may be eligible for the recently enacted reduced individual income tax rate on certain dividend income and long-term capital gains. Dividends paid out of a Fund’s income on debt securities, non-qualifying foreign corporation dividends and net short-term capital gains generally will not be eligible for the reduced rate. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax, as long-term capital gains only if the shares were held for more than one year.

Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by the foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Hallmark International Equity Fund, the Hallmark International Small-Cap Fund, and the Hallmark Mid-Cap Growth Fund if certain requirements are met.

By law, your dividends and redemption proceeds may be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect. If you are neither a U.S. resident for U.S. federal income tax purposes nor a citizen of the United States or if you are a foreign entity, ordinary income dividends of the Funds (except certain distributions attributable to the excess of net short-term capital gains over net long-term capital losses and interest income exempt from U.S. withholding) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

All dividends and capital gains distributions, if any, are paid in the form of additional shares, at net asset value on the payment date, unless you have requested that dividends, capital gains distributions or both be distributed to you in cash. This request may be made on you initial Account Application or by writing to the Fund. Dividends and distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares. Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. If you buy shares when a fund has realized, but not yet distributed, ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of taxable dividend. Before investing, you should consult your tax adviser.

32

You will receive an annual account statement documenting certain tax characteristics of your dividends and distributions. Dividends declared by the Funds in October, November or December and paid during the following January will be treated as having been received by the shareholders in the year in which the distributions were declared.

33

financial highlights

Financial Highlights

The Financial Highlights tables below are intended to help you understand each Fund’s financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). The information for the year or period ended March 31, 2006 has been audited by KPMG LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ Annual Report, which is available upon request by calling 888-823-2867. Periods ending on or prior to March 31, 2005 were audited by other independent registered accounting firms.

	CLASS R
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,		YEARS ENDED MAY 31,
	2006	2005*		2004	2003	2002	2001

HALLMARK CAPITAL APPRECIATION FUND

Net asset value, beginning of period	$7.90	$8.64		$7.55	$8.43	$12.37	$21.49
Increase (decrease) from investment operations
Net investment income (loss)	(0.02)	—	^^	(0.06)	(0.04)	(0.09)	(0.20)
Net realized and unrealized gain (loss)	0.48	(0.74)		1.15	(0.84)	(3.52)	(5.89)
Total from investment operations	0.46	(0.74)		1.09	(0.88)	(3.61)	(6.09)
Less Distributions from:
Net investment income	(0.01)	—		—	—	—	—
Net realized capital gain	—	—		—	—	(0.33)	(3.03)
Net asset value, end of period	$8.35	$7.90		$8.64	$7.55	$8.43	$12.37
Total Return	5.77%	(8.56)%		14.44%	(10.44)%	(29.52)%	(31.35)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)	$2,226	$3,631		$4,675	$4,362	$5,364	$8,789
Ratio of expenses to average net assets	1.45%	1.45	%**	1.46%	1.45%	1.47%	1.47%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.06	)%**	(0.74)%	(0.50)%	(0.86)%	(1.13)%
Portfolio turnover rate	139%	95%		69%	105%	127%	145%

34

	CLASS I
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,	YEARS ENDED MAY 31,
	2006	2005*	2004	2003	2002	2001

HALLMARK CAPITAL APPRECIATION FUND

Net asset value, beginning of period	$3.82	$4.15	$3.61	$4.01	$6.06	$12.23
Increase (decrease) from investment operations
Net investment income (loss)	0.01	0.02	(0.01)	— ^^	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.23	(0.35)	0.55	(0.40)	(1.71)	(3.10)
Total from investment operations	0.24	(0.33)	0.54	(0.40)	(1.72)	(3.14)
Less Distributions from:
Net investment income	(0.01)	—	—	—	—	—
Net realized capital gain	—	—	—	—	(0.33)	(3.03)
Net asset value, end of period	$4.05	$3.82	$4.15	$3.61	$4.01	$6.06
Total Return	6.18%	(7.95)%	14.96%	(9.98)%	(29.05)%	(30.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)	$427	$1,285	$1,277	$1,026	$1,201	$1,835
Ratio of expenses to average net assets	0.90%	0.90%**	0.91%	0.90%	0.92%	0.92%
Ratio of net investment income (loss) to average net assets	0.34%	0.49%**	(0.20)%	0.04%	(0.31)%	(0.56)%
Portfolio turnover rate	139%	95%	69%	105%	127%	145%

	CLASS R
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,		YEARS ENDED MAY 31,
	2006	2005*		2004	2003	2002	2001

HALLMARK INFORMED INVESTORS GROWTH FUND

Net asset value, beginning of period	$11.49	$10.69		$8.50	$9.31	$10.31	$16.44
Increase (decrease) from investment operations
Net investment income (loss)	(0.10)	0.03		(0.03)	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	2.02	0.77		2.22	(0.77)	(0.96)	(5.64)
Total from investment operations	1.92	0.80		2.19	(0.81)	(1.00)	(5.66)
Less Distributions from:
Net investment income	(0.02)	—		—	—	—	—
Net realized capital gain	—	—		—	—	—	(0.47)
Net asset value, end of period	$13.39	$11.49		$10.69	$8.50	$9.31	$10.31
Total Return	16.75%	7.48%		25.76%	(8.70)%	(9.70)%	(34.41)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)	$3,282	$4,748		$5,064	$4,220	$5,166	$6,941
Ratio of expenses to average net assets	1.56%	1.55	%**	1.56%	1.55%	1.56%	1.56%
Ratio of net investment income (loss) to average net assets	(0.84)%	0.25	%**	(0.22)%	(0.37)%	(0.41)%	(0.08)%
Portfolio turnover rate	116%	250%		340%	504%	356%	529%

35

	CLASS I
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,		YEARS ENDED MAY 31,
	2006	2005*		2004	2003	2002	2001

HALLMARK INFORMED INVESTORS GROWTH FUND

Net asset value, beginning of period	$9.95	$9.22		$7.29	$7.94	$8.74	$13.98
Increase (decrease) from investment operations
Net investment income (loss)	(0.03)	0.06		0.03	0.01	0.01	0.08
Net realized and unrealized gain (loss)	1.77	0.67		1.90	(0.66)	(0.81)	(4.85)
Total from investment operations	1.74	0.73		1.93	(0.65)	(0.80)	(4.77)
Less Distributions from:
Net investment income	(0.02)	—		—	—	—	—
Net realized capital gain	—	—		—	—	—	(0.47)
Net asset value, end of period	$11.67	$9.95		$9.22	$7.29	$7.94	$8.74
Total Return	17.50%	7.92%		26.47%	(8.19)%	(9.15)%	(34.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)	$917	$1,407		$1,081	$799	$893	$995
Ratio of expenses to average net assets	1.00%	1.00	%**	1.01%	1.00%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.28)%	0.80	%**	0.34%	0.18%	0.14%	0.61%
Portfolio turnover rate	116%	250%		340%	504%	356%	529%

	CLASS R
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,		YEARS ENDED MAY 31,
	2006	2005*		2004	2003	2002	2001

HALLMARK INTERNATIONAL EQUITY FUND

Net asset value, beginning of period	$10.44	$9.54		$8.21	$9.73	$12.00	$20.41
Income from investment operations
Net investment income (loss)	(0.02)	(0.06)		— ^^	(0.02)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	2.69	0.96		1.33	(1.50)	(1.86)	(4.51)
Total from investment operations	2.67	0.90		1.33	(1.52)	(1.98)	(4.61)
Less distributions from net realized capital gain	—	—		—	—	(0.29)	(3.80)
Net asset value, end of period	$13.11	$10.44		$9.54	$8.21	$9.73	$12.00
Total Return	25.57%	9.43%		16.20%	(15.62)%	(16.48)%	(26.29)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)	$1,167	$1,649		$1,593	$1,382	$4,630	$9,873
Ratio of expenses to average net assets	1.80%	1.80	%**	1.88%	1.83%	1.84%	1.94%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.71	)%**	0.02%	(0.22)%	(0.55)%	(0.51)%
Portfolio turnover rate	113%	74%		180%	98%	112%	47%

36

	CLASS I
	YEAR
	ENDED	PERIOD
	MARCH 31,	ENDED		MAY 31,
	2006	2005*		2004	2003	2002	2001

HALLMARK INTERNATIONAL EQUITY FUND

Net asset value, beginning of period	$8.87	$8.07		$6.91	$8.19	$10.13	$17.82
Income from investment operations
Net investment income (loss)	0.03	(0.01)		0.05	(0.01)	— ^^	0.04
Net realized and unrealized gain (loss)	2.30	0.81		1.11	(1.27)	(1.65)	(3.88)
Total from investment operations	2.33	0.80		1.16	(1.28)	(1.65)	(3.84)
Less distributions from:
Net investment income	—	—		—	—	—	(0.05)
Net realized capital gain	—	—		—	—	(0.29)	(3.80)
Total distributions	—	—		—	—	(0.29)	(3.85)
Net asset value, end of period	$11.20	$8.87		$8.07	$6.91	$8.19	$10.13
Total Return	26.27%	9.91%		16.79%	(15.63)%	(16.26)%	(25.83)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)	$401	$474		$432	$352	$3,835	$3,943
Ratio of expenses to average net assets	1.25%	1.25	%**	1.34%	1.29%	1.29%	1.39%
Ratio of net investment income (loss) to average net assets	0.34%	(0.16	)%**	0.57%	(0.20)%	0.06%	0.30%
Portfolio turnover rate	113%	74%		180%	98%	112%	47%

	CLASS R
	YEAR ENDED	PERIOD ENDED						PERIOD ENDED
	MARCH 31,	MARCH 31,		YEARS ENDED MAY 31,				MAY 31,
	2006	2005*		2004		2003	2002	2001^

HALLMARK INTERNATIONAL SMALL-CAP FUND

Net asset value, beginning of period	$7.53	$8.47		$7.53		$7.95	$7.32	$10.00
Income from investment operations
Net investment income (loss)	(0.03)	(0.06)		(0.02)		0.05	0.01	(0.08)
Net realized and unrealized gain (loss)	1.60	0.59		1.26		(0.47)	0.62	(2.60)
Total from investment operations	1.57	0.53		1.24		(0.42)	0.63	(2.68)
Less distributions from:
Net realized capital gain	(3.00)	(1.47)		(0.30)		—	—	—
Return of capital	(1.32)	—		—		—	—	—
Total distribution	(4.32)	—		—		—	—	—
Net asset value, end of period	$4.78	$7.53		$8.47		$7.53	$7.95	$7.32
Total Return	28.91%	5.85%		16.13%		(5.28)%	8.61%	(26.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)	$245	$340		$1,550		$883	$194	$179
Ratio of expenses to average net assets	1.80%	1.83	%**	1.83	%+++	1.80%	1.81%	1.80%*
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.25	)%**	(0.02)%		1.74%	0.12%	(1.09)%*
Portfolio turnover rate	129%	252%		360%		141%	155%	164%

37

	CLASS I
	YEAR	PERIOD					PERIOD
	ENDED	ENDED					ENDED
	MARCH 31,	MARCH 31,	YEARS ENDED MAY 31,				MAY 31,
	2006	2005*	2004		2003	2002	2001^

HALLMARK INTERNATIONAL SMALL-CAP FUND

Net asset value, beginning of period	$7.70	$8.57	$7.57		$7.95	$7.28	$10.00
Income from investment operations
Net investment income (loss)	0.01	0.03	0.01		0.05	0.05	(0.04)
Net realized and unrealized gain (loss)	1.60	0.57	1.29		(0.43)	0.62	(2.68)
Total from investment operations	1.61	0.60	1.30		(0.38)	0.67	(2.72)
Less distributions from:
Net realized capital gain	(3.00)	(1.47)	(0.30)		—	—	—
Return of capital	(1.32)	—	—		—	—	—
Total distribution	(4.32)	—	—		—	—	—
Net asset value, end of period	$4.99	$7.70	$8.57		$7.57	$7.95	$7.28
Total Return	29.14%	6.67%	16.85%		(4.78)%	9.20%	(27.20)%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)	$122	$207	$340		$166	$175	$148
Ratio of expenses to average net assets	1.26%	1.28%**	1.27	%+++	1.25%	1.26%	1.25	%**
Ratio of net investment income (loss) to average net assets	0.14%	0.30%**	0.48%		0.70%	0.68%	(0.56	)%**
Portfolio turnover rate	129%	252%	360%		141%	155%	164%

	CLASS R
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,	YEARS ENDED MAY 31,
	2006	2005*	2004	2003	2002	2001

HALLMARK LARGE-CAP GROWTH FUND

Net asset value, beginning of period	$8.93	$9.01	$7.60	$8.38	$11.06	$17.32
Income from investment operations
Net investment (loss) income	0.02	0.03	— ^^	— ^^	(0.05)	(0.10)
Net realized and unrealized gain (loss)	0.60	(0.11)	1.41	(0.78)	(2.63)	(2.09)
Total from investment operations	0.62	(0.08)	1.41	(0.78)	(2.68)	(2.19)
Less distributions from:
Net investment income	(0.08)	—	—	—	—	(0.05)
Net realized capital gain	—	—	—	—	—	(4.02)
Total distribution	(0.08)	—	—	—	—	(4.07)
Net asset value, end of period	$9.47	$8.93	$9.01	$7.60	$8.38	$11.06
Total Return	6.96%	(0.89)%	18.55%	(9.31)%	(24.23)%	(14.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)	$1,250	$2,269	$2,452	$2,193	$2,790	$3,697
Ratio of expenses to average net assets	1.46%	1.45%**	1.45%	1.45%	1.46%	1.48%
Ratio of net investment income (loss) to average net assets	0.20%	0.47%**	— %++	(0.06)%	(0.53)%	(0.78)%
Portfolio turnover rate	63%	44%	58%	63%	99%	158%

38

	CLASS I
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,	YEARS ENDED MAY 31,
	2006	2005*	2004	2003	2002	2001

HALLMARK LARGE-CAP GROWTH FUND

Net asset value, beginning of period	$3.26	$3.29	$2.77	$3.03	$3.98	$9.06
Income from investment operations
Net investment income (loss)	0.03	0.04	0.01	0.01	— ^^	(0.05)
Net realized and unrealized gain (loss)	0.22	(0.06)	0.51	(0.27)	(0.95)	(0.94)
Total from investment operations	0.25	(0.02)	0.52	(0.26)	(0.95)	(0.99)
Less distributions from:
Net investment income	(0.03)	(0.01)	— ^^	—	—	(0.07)
Net realized capital gain	—	—	—	—	—	(4.02)
Total distribution	(0.03)	(0.01)	— ^^	—	—	(4.09)
Net asset value, end of period	$3.48	$3.26	$3.29	$2.77	$3.03	$3.98
Total Return	7.67%	(0.62)%	18.95%	(8.58)%	(23.87)%	(13.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)	$903	$1,576	$2,932	$1,021	$1,374	$1,111
Ratio of expenses to average net assets	0.90%	0.90%**	0.90%	0.90%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets	0.75%	0.99%**	0.58%	0.50%	0.05%	(0.21)%
Portfolio turnover rate	63%	44%	58%	63%	99%	158%

	CLASS R
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,
	2006	2005***

HALLMARK MID-CAP GROWTH FUND

Net asset value, beginning of period	$14.13	$14.01
Income from investment operations
Net investment loss	(0.11)	(0.01)
Net realized and unrealized gain (loss)	1.93	0.13
Total from investment operations	1.82	0.12
Less distributions from:
Net realized capital gain	(2.01)	—
Return of capital	(2.21)	—
Total distribution	(4.22)	—
Net asset value, end of period	$11.73	$14.13
Total Return	15.30%	0.86%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)	$353	$63
Ratio of expenses to average net assets	1.50%	1.46	%**
Ratio of net investment loss to average net assets	(0.80)%	(0.80	)%**
Portfolio turnover rate	68%	43%

39

	CLASS I##
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,		YEARS ENDED APRIL 30,
	2006	2005#		2004	2003	2002	2001

HALLMARK MID-CAP GROWTH FUND

Net asset value, beginning of period	$14.07	$13.07		$10.12	$12.14	$13.23	$14.37
Income from investment operations
Net investment loss	(0.04)	(0.08)		(0.09)	(0.08)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	1.92	1.21		3.04	(1.94)	(0.46)	1.25
Total from investment operations	1.88	1.13		2.95	(2.02)	(0.54)	1.16
Less distributions from:
Net realized capital gain	(2.01)	(0.13)		—	—	(0.55)	(2.30)
Return of capital	(2.21)	—		—	—	—	—
Total distribution	(4.22)	—		—	—	—	—
Net asset value, end of period	$11.73	$14.07		$13.07	$10.12	$12.14	$13.23
Total Return	15.86%	8.63%		29.15%	(16.64)%	(3.99)%	7.13%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)	$16,073	$16,063		$15,480	$11,361	$12,653	$11,453
Ratio of expenses to average net assets
Before expense reimbursement	N/A	1.73	%**	2.05%	2.31%	2.14%	2.17%
After expense reimbursement	1.00%	1.27	%**	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to
average net assets	(0.33)%	(0.61	)%**	(0.74)%	(0.80)%	(0.73)%	(0.72)%
Portfolio turnover rate	68%	43%		46%	37%	63%	90%

	CLASS R
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,		YEARS ENDED MAY 31,
	2006	2005*		2004	2003	2002	2001

HALLMARK SMALL-CAP GROWTH FUND

Net asset value, beginning of period	$35.58	$34.45		$26.46	$30.85	$38.01	$45.89
Income from investment operations
Net investment loss	(0.59)	(0.53)		(0.51)	(0.37)	(0.46)	(0.28)
Net realized and unrealized gain (loss)	10.58	1.66		8.50	(4.02)	(6.70)	(6.94)
Total from investment operations	9.99	1.13		7.99	(4.39)	(7.16)	(7.22)
Less distributions from net realized gains	—	—		—	—	—	(0.66)
Net asset value, end of period	$45.57	$35.58		$34.45	$26.46	$30.85	$38.01
Total Return	28.08%	3.28%		30.20%	(14.23)%	(18.84)%	(15.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)	$32,129	$32,770		$47,449	$39,980	$54,139	$66,028
Ratio of expenses to average net assets	1.55%	1.55	%**	1.55%	1.55%	1.56%	1.55%
Ratio of net investment (loss) to average net assets	(1.49)%	(1.49	)%**	(1.50)%	(1.47)%	(1.36)%	(0.83)%
Portfolio turnover rate	15%	10%		24%	14%	25%	15%

40

	CLASS I
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,		YEARS ENDED MAY 31,
	2006	2005*		2004	2003	2002	2001

HALLMARK SMALL-CAP GROWTH FUND

Net asset value, beginning of period	$22.40	$21.62		$16.51	$19.14	$23.46	$28.49
Income from investment operations
Net investment loss	(0.24)	(0.24)		(0.20)	(0.13)	(0.18)	(0.05)
Net realized and unrealized gain (loss)	6.68	1.02		5.31	(2.50)	(4.14)	(4.32)
Total from investment operations	6.44	0.78		5.11	(2.63)	(4.32)	(4.37)
Less distributions from net realized capital gain	—	—		—	—	—	(0.66)
Net asset value, end of period	$28.84	$22.40		$21.62	$16.51	$19.14	$23.46
Total Return	28.75%	3.61%		30.95%	(13.74)%	(18.41)%	(15.35)%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)	$18,905	$16,743		$20,960	$15,416	$17,312	$21,413
Ratio of expenses to average net assets	1.00%	1.00	%**	1.00%	1.00%	1.01%	1.00%
Ratio of net investment loss to average net assets	(0.94)%	(0.93	)%**	(0.95)%	(0.92)%	(0.80)%	(0.30)%
Portfolio turnover rate	15%	10%		24%	14%	25%	15%

	CLASS R
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,		YEARS ENDED MAY 31,
	2006	2005*		2004	2003	2002	2001

HALLMARK STRATEGIC GROWTH FUND

Net asset value, beginning of period	$7.63	$7.37		$6.43	$6.82	$9.50	$11.59
Income from investment operations
Net investment income (loss)	(0.02)	0.01		(0.02)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	0.73	0.25		0.96	(0.37)	(2.63)	(2.08)
Total from investment operations	0.71	0.26		0.94	(0.39)	(2.68)	(2.09)
Less distributions from net investment income	(0.16)	—		—	—	—	—
Net asset value, end of period	$8.18	$7.63		$7.37	$6.43	$6.82	$9.50
Total Return	8.42%	3.53%		14.62%	(5.72)%	(28.21)%	(18.03)%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)	$498	$1,010		$977	$885	$1,023	$1,442
Ratio of expenses to average net assets (without reimbursement)	1.50%	1.45	%**	1.47%	1.46%	1.46%	1.46%
Ratio of net investment income (loss) to average net assets	(0.17)%	0.12	%**	(0.23)%	(0.25)%	(0.65)%	(0.10)%
Portfolio turnover rate	28%	21%		14%	6%	14%	12%

41

	CLASS I
	YEAR	PERIOD
	ENDED	ENDED
	MARCH 31,	MARCH 31,	YEARS ENDED MAY 31,
	2006	2005*	2004	2003	2002	2001

HALLMARK STRATEGIC GROWTH FUND

Net asset value, beginning of period	$7.80	$7.52	$6.53	$6.89	$9.57	$11.64
Income from investment operations
Net investment income (loss)	0.03	0.05	0.04	0.02	— ^^	0.05
Net realized and unrealized gain (loss)	0.66	0.25	0.97	(0.38)	(2.66)	(2.09)
Total from investment operations	0.69	0.30	1.01	(0.36)	(2.66)	(2.04)
Less distribution from net investment income	(0.09)	(0.02)	(0.02)	—	(0.02)	(0.03)
Net asset value, end of period	$8.40	$7.80	$7.52	$6.53	$6.89	$9.57
Total Return	8.91%	3.98%	15.36%	(5.22)%	(27.82)%	(17.59)%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)	$338	$3,011	$3,207	$3,276	$4,807	$8,402
Ratio of expenses to average net assets (with reimbursement)	—	—	—	—	—	0.86%
Ratio of expenses to average net assets (without reimbursement)	0.91%	0.90%**	0.92%	0.91%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets	0.34%	0.67%**	0.32%	0.29%	(0.10)%	0.48%
Portfolio turnover rate	28%	21%	14%	6%	14%	12%

*	For the period from June 1, 2004 to March 31, 2005 (Note 1).

**	Annualized.

***	For the period from January 10, 2005 (Commencement of Class R Operations) to September 30, 2005.

++	Amount rounds to less than 0.005%.

+++

The ratios of expenses to average net assets for Hallmark International Small-Cap Fund in the financial highlights for the year ended May 31, 2004 have been restated from 2.05% to 1.83% for the Class R shares and from 1.49% to 1.27% for the Class I shares in order to correct for an error in the calculation.

^	From August 1, 2000 (Commencement of Operations) to May 31, 2001.

^^	Amount rounds to less than $0.005 per share.

#	For the period from May 1, 2004 to September 30, 2005 (Note 1).

##	The financial information shown above reflects the inclusion of operating history of the Segall Bryant & Hamill Mid Cap Growth Fund prior to January 4, 2005.

42

privacy policy

HALLMARK PRIVACY POLICY

Protecting Customer Information: Keeping your personal information secure is important to us at Hallmark. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Hallmark requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

Who is covered by our Privacy Policy: This Privacy Policy applies to all current and former customers of The Hallmark Funds. Customers who receive information from Hallmark through the Internet are covered by Hallmark’s Internet Security Statement, which is posted on our Web site at www.hallmarkfunds.com. The site also contains links to unaffiliated Web sites. The Hallmark funds are not responsible for the privacy practices or the content of such other Web sites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.hallmarkfunds.com. You will be notified of any major change to the Privacy Policy.

Types of Information We Collect from Our Customers:

•              Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•              Information about your Hallmark account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Hallmark funds and others.

•              Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•              If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our web site keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring Web site (if any) and other parameters in the URL. We use this data to better understand Web site usage and to improve our Web site. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.hallmarkfunds.com for more information.

•              If you utilize Hallmark’s online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Hallmark online service and personalize your online session.

Use of Information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Hallmark shares personal

i

information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•              Legal and Routine Business Reasons. Hallmark may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for the Hallmark Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for the Hallmark Funds, such as printing statements, checks, etc.

•              Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by Hallmark to market Hallmark products and services exclusively.

•              Sharing Information Within Hallmark. The Hallmark Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

Questions: If you have any questions, please call our Customer Service Department at 888-823-2867 and press zero between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time or send a letter to The Hallmark Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

We constantly evaluate our procedures to protect personal information and make every effort to keep your personal information accurate and current. If you identify any error in your personal information or need to change that information, please contact us and we will update our records. If you have any questions, please contact us by e-mail at customerservice@hallmarkfunds.com or call us at 888-823-2867 and press zero.

Options relating to disclosure of personal information: We will not contact you regarding additional Hallmark products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@hallmarkfunds.com or call us at 1-888-823-2867 and press zero. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our Web site.

Ways you can protect your privacy:

Here are some measures to take to help prevent theft of your identity:

•              Do not share your account information, including personal or secret codes or passwords, with others.

•              Never provide confidential information to unknown callers.

•              Protect your account records including all statements and receipts.

•              Use a secure browser when doing business on the Internet, and exit online applications when finished.

If you believe you may be a victim of identity theft, you should:

•              Contact Hallmark customer service immediately.

•              Report the theft to each of these credit reporting agencies: Experian 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•              File a police report in your local jurisdiction; retain the report number and name of the officer

ii

with whom you filed the report.

•              Contact the Federal Trade Commission’s Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*              All references in this notice to the “Hallmark funds” or “Hallmark” include the Hallmark family of funds, Reserve Management Corporation, Reserve Management Company, Inc., or Resrv Partners, Inc., member NASD.

iii

This Prospectus contains the information about each Fund, which a prospective investor should know before investing.

The Statement of Additional Information (“SAI”) contains additional and more detailed information about the Funds, and is incorporated by reference into (considered part of) this Prospectus. Additional information about a Fund’s investments is also available in a Fund’s Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports list each Fund’s portfolio holdings, describe Fund performance, include financial statements for each Fund, and discuss market conditions and strategies that significantly affected each Fund’s performance during its past fiscal year. You may obtain copies of these reports or the Statement of Additional Information at no cost by calling 888-823-2867, by visiting our Web site at www.hallmarkfunds.com or by writing to the Hallmark Funds, 1250 Broadway, New York, NY 10001.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investors are advised to read and retain this Prospectus for future reference.

** GRAPHIC **

1250 Broadway, New York, NY 10001-3701

General Information and 24-Hour Yield and Balance Information

888-823-2867 • www.hallmarkfunds.com

Distributor — Resrv Partners, Inc.

HEST 7/06

Investment Company Act File Number: 811-7734

Hallmark Equity Series Trust

** GRAPHIC **

HALLMARK CAPITAL APPRECIATION FUND

HALLMARK INFORMED INVESTORS GROWTH FUND

HALLMARK INTERNATIONAL EQUITY FUND

HALLMARK INTERNATIONAL SMALL-CAP FUND

HALLMARK LARGE-CAP GROWTH FUND

HALLMARK MID-CAP GROWTH FUND

HALLMARK SMALL-CAP GROWTH FUND

HALLMARK STRATEGIC GROWTH FUND

of Hallmark Equity Series Trust

PROSPECTUS

July 28, 2006

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

HALLMARK EQUITY SERIES TRUST

Hallmark Capital Appreciation Fund

Hallmark Informed Investors Growth Fund

Hallmark International Equity Fund

Hallmark International Small-Cap Fund

Hallmark Large-Cap Growth Fund

Hallmark Mid-Cap Growth Fund

Hallmark Small-Cap Growth Fund

Hallmark Strategic Growth Fund

1250 Broadway, New York, NY 10001-3701

(212) 401-5500

888-823-2867

www.hallmarkfunds.com

STATEMENT OF ADDITIONAL INFORMATION

This SAI is not a Prospectus, but provides detailed information to supplement the Fund’s Prospectus dated July 28, 2006 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Trust at the address or telephone number shown above. The U.S. Securities and Exchange Commission (“SEC”) maintains a Web site (http://www.sec.gov) that contains the SAI, Prospectus, material incorporated by reference, and other information regarding the Trust and the Funds electronically filed with the SEC.

The date of this Statement of Additional Information is July 28, 2006

TABLE OF CONTENTS

Description of the Trust and the Funds	3

Investment Objectives, Strategies and Risks	3

Investment Restrictions	14

Portfolio Turnover, Transaction Charges and Brokerage Allocation	15

Management of the Trust	17

Investment Management, Distribution and Service Agreements	25

Information about the Trust	32

How to Buy and Sell Shares	33

Redemption of Shares	36

Shareholder Services	38

Dividends, Distributions and Taxes	39

Financial Statements	44

DESCRIPTION OF THE TRUST AND THE FUNDS

The Hallmark Equity Series Trust (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on April 22, 1993. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is authorized to issue multiple series with multiple classes of shares. As of the date of this Statement of Additional Information, the Trust consisted of eight (8) separate series: Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Large-Cap Growth Fund, Hallmark Mid-Cap Growth Fund, Hallmark Small-Cap Growth Fund, and Hallmark Strategic Growth Fund, each of which offers two classes of shares, Class R and Class I (collectively, the “Funds”).

Each Fund is a separate investment portfolio or series and is classified as a non-diversified open-end management investment company except for Hallmark Mid-Cap Growth Fund, which is classified as a diversified open-end management investment company.

Reserve Management Co., Inc. (“RMCI” or the “Adviser”) serves as the investment adviser to the Funds. Resrv Partners, Inc. (“RESRV”), which is an affiliate of RMCI, is the distributor of each Fund’s shares. RMCI and RESRV are located at 1250 Broadway, New York, NY 10001-3701.

Each Fund in seeking to achieve its respective investment objective will employ certain investment strategies that, while consistent with each Fund’s investment program, may subject the Fund to certain risks. The investment objectives of the Funds are not fundamental and may be changed by the Board of Trustees (“Trustees”) without the approval of shareholders, except where noted below.

Investment in the Funds is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation or any other government agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

A management investment company, commonly known as a “mutual fund,” can be classified as either “diversified” or “non-diversified.” Under Section 5(b) of the Investment Company Act, a diversified investment company must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purpose of this calculation limited in respect to any one issuer to an amount not greater in value than 5% of the value of its total assets and not to more than 10% of the total outstanding voting securities of its issuer. Any mutual fund other than a diversified mutual fund is defined as a “non-diversified” company pursuant to Section 5(b)(2) of the Investment Company Act. All the Funds, with the exception of the Hallmark Mid-Cap Fund, are non-diversified mutual funds. Non-diversified mutual funds are permitted to have all their assets invested in a limited number of issuers (subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as a regulated investment company for federal income tax purposes). Market conditions, interest rates, economic or regulatory developments could significantly affect a single industry, a group of related industries or a specific issuer more adversely than other securities in the market as a whole. As a result, the appreciation and depreciation of a single security may have greater impact on the value of a Fund’s portfolio and, therefore, investment in a non-diversified fund could entail greater risks because you can expect a non-diversified fund to fluctuate in value more than a diversified fund.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Fund Strategies. The following section contains more detailed information about types of instruments in which a Fund may invest, strategies the respective Sub-Adviser may employ, and a summary of related risks. The Funds may not buy all of these instruments or use all of these techniques; they will be utilized, if, in the respective sub-adviser’s opinion, it believes that the utilization will help the Fund achieve its investment objective.

Securities Of U.S. Government Agencies And Instrumentalities. Each Fund may invest in both adjustable rate and fixed rate securities issued, guaranteed, or collateralized by agencies or instrumentalities of the U.S. government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the U.S. government, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

Each Fund may also invest in component parts of these securities or instruments collateralized thereby, namely either the principal of such obligations (principal only or “PO” class) or one of the interest payments scheduled to be paid on such obligations (interest only or “IO” class). These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book entries at a Federal Reserve member bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (principal or interest) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations purchased by a third party (typically an investment-banking firm) and held on its behalf by a major commercial bank or trust company pursuant to a custody agreement. A “stripped security” issued by an investment-banking firm or other private organization is not considered to be a U.S. government security.

Depositary Receipts. Hallmark Capital Appreciation Fund, International Equity Fund, International Small-Cap Fund, Large-Cap Growth Fund, Strategic Growth Fund and Mid-Cap Growth Fund may make investments through the purchase and sale of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (collectively, “DRs”). ADRs are certificates evidencing ownership of shares of a foreign issuer which are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. An ADR is an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. Investments of the Funds in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying foreign securities. With respect to the Hallmark International Equity and International Small-Cap Funds, the Funds may also invest in securities of supranational entities such as the World Bank or the European Investment Bank.

The Funds may purchase DRs whether they are “sponsored” or “unsponsored.” “Sponsored” DRs are issued jointly by the issuer of the underlying security and a depositary, whereas “unsponsored” DRs are issued without participation of the issuer of the deposited security. Generally, holders of unsponsored DRs bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer or pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored DR.

It should be further noted that DRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders. The Funds may invest in DRs that may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Repurchase Agreements. When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuation during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. Although a Fund will limit repurchase agreements to those securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Board of Trustees, and will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest, a bankruptcy or default of a counterparty may occur. In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Funds may suffer time delays and incur costs and possible losses in connections with the disposition of collateral. In such event, instead of the contractual fixed rate of return, the rate of return to the Funds would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although the Funds would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Funds to recover damages from a seller in bankruptcy or otherwise in default may be reduced.

Preferred Stock. The Hallmark Mid-Cap Growth Fund may invest in preferred stocks. A preferred stock has characteristics of a bond and a common stock. It can offer the fixed interest rate of a bond and the equity ownership of a common stock. Unlike a common stock, its participation in the issuer’s growth may be limited. Preferred stock prices tend to fluctuate with changes in interest rates rather than the issuing company’s business prospects. Preferred stock has a priority claim over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.

Convertible Securities. Hallmark International Equity, International Small-Cap and Mid-Cap Growth Funds may invest in convertible securities. Foreign convertible securities, which may be held by Hallmark International Equity and International Small-Cap Funds, are not rated. Convertible securities have speculative characteristics and share some of the same characteristics of lower-rated securities. For example, sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than would be the case of higher-rated securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stocks. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

Rights And Warrants. The Hallmark International Equity, International Small-Cap and Mid-Cap Growth Funds may invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the Sub-Adviser for inclusion in the respective Fund’s portfolio. A warrant gives the Funds the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Rights are short-term options to purchase new securities at a fixed price and are similar to warrants. The Funds have no obligation to exercise the warrant and buy the stock. A warrant has value only if a Fund exercises or sells it before it expires; however, some warrants are traded on national exchanges. If the price of the underlying stock does not rise above the exercise price before the warrant expires (or is sold), the warrant generally expires without any value and the Funds lose any amount they paid for the warrant.

Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although it may decline because of the passage of time or due to a change in the perception as to the potential of the underlying security. Further, a warrant may become worthless if the value of the underlying market price of the underlying security falls below the exercise price set forth in the warrant on the expiration date.

Securities Of Foreign Companies. The Hallmark Capital Appreciation, Informed Investors Growth, International Equity, International Small-Cap, Large-Cap Growth, Mid-Cap Growth and Strategic Growth Funds may invest in foreign securities, which may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign companies compared to reports and ratings that are published about companies in the U.S.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock and bond markets are generally not as developed or efficient as those in the U.S. While growing in volume, the markets usually have substantially less volume than the U.S. markets and the securities are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities are generally higher than commissions on U.S. markets, nevertheless the Funds will endeavor to achieve the most favorable net results on its portfolio transactions. In addition, there is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

With respect to certain foreign countries, there is the possibility of adverse currency changes in investments or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of currency or other assets of a Fund, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. The dividends and interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders. Shareholders otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for their proportionate share of such foreign taxes paid by the Funds. See “Dividends, Distributions and Taxes.”

Foreign Currency Transactions. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S.-dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, that Fund is able to protect itself from possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S.-dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Funds may also hedge their foreign currency exchange rate risk by engaging in foreign currency financial futures and options transactions.

When a Fund’s sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S.-dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of that Fund’s securities denominated in such foreign currency. In this situation that Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S.-dollar amount where that Fund’s sub-adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of that Fund are denominated (“cross-hedge”). The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

The Funds will not enter into forward contracts or maintain a net exposure in such contracts where a Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets (a) denominated in that currency or (b) in the case of a “cross-hedge,” denominated in a currency or currencies that the Fund’s Sub-Adviser believes will have price movements that tend to correlate closely with that currency. A Fund’s custodian bank segregates cash or liquid high-grade debt securities in an amount not less than the value of the Fund’s total assets committed to forward foreign-currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of a Fund’s commitments with respect to such contracts. There is no limitation as to the percentage of a Fund’s assets that may be committed to such foreign-currency exchange contracts. The Funds generally will not enter into a forward contract with a term longer than one year.

Options Transactions. An exchange-traded option position may be closed out only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In that event, it might not be possible for a Fund to effect closing transactions in particular options with the result that a Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs as a result. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspension or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the Options Clearing Corporation (“OCC”) to handle current trading volume; or (f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in the class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in options transactions, that Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option with a recognized U.S. securities dealer (“OTC option”) purchased by a Fund, that Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser and/or Sub-Adviser.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the market for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Put And Call Options On Specific Securities. Each Fund may write and sell covered put option contracts to the extent of 25%, or 20% in the case of Hallmark Mid-Cap Growth Fund, of the value of their total assets at the time such option contracts are written. However, the Hallmark Small-Cap Growth Fund and Hallmark Informed Investors Growth Fund may invest only up to 5% of the value of their total assets, represented by the premium paid, in the purchase of put and call options on specific securities. Such options may be traded on national securities exchanges or over the counter.

There is no limitation on the amount of call options each Fund may write. A call option gives the purchaser of the option, in exchange for the premium paid, the right to buy the security subject to the option at the exercise price at any time prior to expiration. The writer of a call option, in return for the premium, has the obligation, upon the exercise of the option, to deliver, depending upon the terms of the contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. A put option gives the purchaser, in return for a premium, the right to sell the security at the exercise price at any time prior to the expiration of the option. The writer of a put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the underlying security at the exercise price. If a call option written by a Fund is exercised, that Fund will forgo any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium paid. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price. Also, an option purchased by a Fund may expire worthless, in which case that Fund would lose the premium it paid.

OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of insolvency of the dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

The Funds will only write covered options. An option is covered so long as a Fund which is obligated under the option owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other liquid securities with a market value sufficient to cover its obligations in a segregated account with its custodian bank.

Futures Contracts And Options On Futures Contracts. The Hallmark Mid-Cap Growth Fund may purchase and sell stock index futures contracts in order to hedge against fluctuations in the value of its portfolio without actually buying and selling securities. A buyer entering into a stock index futures contract will, on a specified day in the future, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may be both “long” and “short” with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity. Because the value of the Fund’s portfolio will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate the decline in the value of the Fund’s assets. Upon trading a futures contract, the Fund will segregate an amount of cash, short-term US Government securities or other US dollar denominated, high-grade short-term money market instruments equal to approximately 1% to 10% of the contract amount. This amount is known as the “initial margin” and is similar to a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract. Subsequent payments, known as variation margin, to and from the broker will be made daily as the price of the securities or currency underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. The Fund may trade stock index futures contracts to the extent permitted under the rules adopted by the Commodity Futures Trading Commission. Futures contracts trade on a number of contract markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between clearing members of the exchange.

There are risks in using stock index futures contracts as hedging devices. All participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close out the contracts through offsetting transactions, which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market is lower than that in the securities market, making the futures market more attractive to speculators looking for a quick profit which can distort prices of the contracts. The successful use of this technique hinges upon the ability of the Sub-Adviser to predict correctly the movements of interest rates or the market. In addition, in certain situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales may be at increased prices, which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so. As to options on futures contracts, the effective use of this technique is dependent on the Fund’s ability to terminate option positions at a time the Sub-Adviser deems desirable. Although the Fund will enter into an option position only if the Sub-Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at a particular time or at an acceptable price. The Funds will set aside, in a segregated account, cash, U.S. Government securities or other liquid securities at least equal to the value of instruments underlying futures contracts less the amount of initial margin on deposit for such contracts.

Cash Equivalents And Short-Term Investments. The Funds may invest in cash equivalents, which are short-term obligations issued or whose interest and principal are guaranteed by the U.S. government, or any instrumentalities (including repurchase agreements collateralized by such securities) and deposit-type obligations of domestic and foreign banks or their equivalent, and money market funds. Up to 25% of a Fund’s assets may be invested in affiliated money market funds. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations is fully insured by the U.S. Government.

If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire. See “Foreign Investments.”

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper And Short-Term Notes. The Hallmark Mid-Cap Growth Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Sub-Adviser to be of comparable quality.

Securities Index Options. The Hallmark Mid-Cap Growth Fund may purchase and write put and call options on securities indices listed on securities exchanges, which indices may include securities held in the Fund’s portfolio. A securities index measures the movement of a certain group of stocks or debt securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on specific securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on an index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. When the Fund writes an option on a securities index, it will segregate assets in an amount equal to the market value of the option, and will maintain that amount while the option is open. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends upon the existence of a liquid secondary market. There is no assurance that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.

Purchase and sale of options on stock indices are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing such options depends upon the extent to which price movements in the Fund’s portfolio correlate with price movements in the level of the index rather than on the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of the option will depend on the level of stock prices in the stock market generally rather than the movement of particular stocks. As a result, the Fund’s success in using this technique will be subject to its ability to correctly predict movements in the direction of the stock market generally or of a particular industry rather than predicting the movement of individual stocks. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options may also be interrupted if trading in a substantial number of stocks in an index is halted. If that happens, the Fund could not be able to close out options that it had purchased or written and, if restrictions on the exercise were imposed, might be unable to exercise an option it holds, resulting in substantial losses to the Fund.

When-Issued Securities, Delayed Delivery Securities And Forward Commitments. The Hallmark Mid-Cap Growth Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Short Sales. The Hallmark Mid-Cap Growth Fund may make short sales of securities, as a hedge or to realize gain. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale, as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. The Fund is also required to deposit similar collateral with its custodian, if necessary, so that, at all times, the value of its collateral deposits is equal to at least 100% of the current market value of the security sold short.

Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. In addition, the Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

Making short sales in securities that it does not own exposes the Fund to speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. Although the Fund’s potential gain is limited to the price at which the security was sold short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold, making such losses, theoretically, unlimited. This is not the case if the Fund makes short sales of securities the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost (known as short sales “against the box”).

Lending Of Securities. Each Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the “Requirements”) and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Requirements, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. government or its agencies or instrumentalities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. Each Fund receives amounts equal to the dividends or interest on the loaned securities and may also receive one or more negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral. The interest on the collateral may be shared with the borrower. Each Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange (“NYSE”), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower.

Illiquid Securities. Each Fund may hold up to 15% of its net assets in securities for which a liquid trading market does not exist and, therefore, may not be able to readily sell such securities. This includes securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resales, repurchase agreements providing for maturity in more than seven (7) days, and certain asset-backed and mortgage-backed securities. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that have a readily available market are not considered illiquid for purposes of this limitation if they meet guidelines established by the Trustees.

Purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options will be treated as illiquid securities as long as the staff of the SEC maintains its position that such securities are illiquid. However, the Fund may treat a certain portion of the securities it uses as cover for written OTC options as liquid, provided it follows a specified procedure. A Fund may sell OTC options only to qualified dealers who agree that that Fund may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Fund management will monitor the liquidity of such restricted securities under the supervision of the Adviser and Trustees.

Generally, mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities. The Funds might be unable to dispose of such illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days.

Many of the foreign countries in which a Fund invests do not have securities laws similar to the U.S. requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Rule 144A Securities. Each Fund may invest in securities that are restricted as to resale, but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the registration requirements of the Securities Act. The Board of Trustees of the Trust has instructed the Adviser to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Although having delegated the day-to-day functions, the Trustees will continue to monitor and periodically review the Adviser/Sub-Adviser’s selection of Rule 144A securities, as well as the Adviser’s determination as to their liquidity. Investing in securities issued pursuant to Rule 144A could affect a

Fund’s liquidity to the extent that qualified institutional buyers become uninterested in purchasing these securities.

Borrowing. Each Fund has the authority to borrow money for extraordinary or emergency purposes but not in an amount exceeding 33 1/3% of the market value of its total assets. Borrowing may subject a Fund to interest costs, which may exceed the income received on the securities purchased with the borrowed funds. A Fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each Fund will not purchase securities while borrowings are outstanding, except that Hallmark Mid-Cap Growth Fund may do so provided that outstanding borrowings do not exceed 5% of the value of that Fund’s total assets.

Risks of Investing in the Funds. The principal risk factors associated with investment in each Fund are those potential occurrences that, in the judgment of the Adviser, have the greatest likelihood of disrupting, interfering with, or preventing a Fund from attaining its investment objective; consequently when you sell (redeem) your shares of a Fund, they could be worth more or less than what you paid for them. In addition to the general investment risks of the Funds that are common to and may affect the securities industry as a whole, there are risks specific to the types of securities held that have been outlined in the Prospectus and discussed above.

As non-diversified funds, each Fund, except for the Hallmark Mid-Cap Growth Fund, is permitted to invest all of its assets in a limited number of issuers. However, each Fund intends to comply with Subchapter M of the Code, in order to qualify as a regulated investment company for federal income tax purposes. To qualify, each Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of a Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that a Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in a Fund could entail greater risk than in a fund which has a policy of diversification.

Temporary Defensive Position. Each Fund will at all times as is practicable be invested in accordance with its investment objective and strategies outlined in the Prospectus and SAI. However, from time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, including any industry concentration policy, in attempting to respond to adverse market, economic, political or other conditions. If a Fund does so, different factors could affect the Fund’s performance. In such circumstances, a Fund may increase its position in debt securities, which may include U.S. government securities, qualifying bank deposits, money market instruments and other types of short-term debt securities including notes and bonds. Such securities may also include short-term U.S. government securities and U.S. dollar- or foreign currency-denominated short-term indebtedness, cash equivalents and fixed-income securities issued or guaranteed by governmental entities, or by companies or supranational organizations (e.g., International Bank for Reconstruction and Development and the European Community) rated “AA” or better by the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”), or “Aa” or better by Moody’s Investor Service, Inc. (“Moody’s”); or if not so rated, of equivalent investment quality as determined by the Adviser. Apart from periods of defensive investment, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money-market funds, including affiliated money-market funds. If a Fund adopts a temporary defensive position, it might not be able to attain its objective.

INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund, as defined in the Investment Company Act. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Each Fund may not:

(1)           borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets;

(2)           (a) with regard to all Funds, other than Hallmark Mid-Cap Growth Fund, issue senior securities as defined in the Investment Company Act, except that each Fund may borrow money in accordance with limitation (1); and (b) with regard to Hallmark Mid-Cap Growth Fund, issue senior securities except as permitted under the Investment Company Act;

(3)           act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(4)           invest 25% or more of the value of its total assets in the securities of issuers in any particular industry; except, with regard to all Funds other than Hallmark Mid-Cap Growth Fund, to the extent that its investments are concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations;

(5)           purchase, sell or otherwise invest in real estate or commodities or commodity contracts except each Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; and

(6)           purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, each Fund may make margin deposits in connection with options and financial futures transactions.

Additionally, Hallmark Mid-Cap Growth Fund has adopted the following fundamental policies:

(1)                          purchase the securities of any issuer if as a result more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation;

(2)                          acquire more than 10% of the outstanding voting securities of any issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation; and

(3)                          make loans except through loans of portfolio securities (in an amount not to exceed 33 1/3% of the Fund’s total assets, including the loan collateral), entry into repurchase agreements, acquisitions of securities consistent with its objectives and policies and as otherwise permitted by the Investment Company Act.

Notwithstanding the foregoing investment restrictions, each Fund, other than Hallmark Mid-Cap Growth Fund, may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as that Fund. As a matter of operating policy with respect to investing for control of portfolio companies, a Fund may not invest for the purpose of exercising control. While the Funds have no current intention of investing in companies for the purposes of obtaining or exercising control, the Funds may do so upon the approval of the Board of Trustees.

Each Fund has reserved the right to purchase and write interest rate futures contracts and put and call options on interest rate futures contracts. The Funds do not intend to use these techniques for the foreseeable future and shareholders will be given notice should any Fund determine that they will be used.

PORTFOLIO TURNOVER, TRANSACTION CHARGES AND BROKERAGE ALLOCATION

Portfolio Turnover Rate. While the Funds generally do not expect to engage in trading for short-term gains, they will effect portfolio transactions without regard to holding period if, in management’s judgment, such transactions are advisable in light of a change in circumstances or a particular company or within a particular industry or in general market, economic or financial conditions. A high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly higher transaction costs.

Turnover rate is the lesser of purchases or sales of portfolio securities for a year (excluding all securities with maturities of one year or less) divided by the monthly average of the market value of such securities.

Disclosure of Portfolio Holdings. The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Directors of the Funds. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s Web site at www.sec.gov.

From time to time fund-rating companies, such as Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds’ Chief Compliance Officer will generally only permit the disclosure of such information as of the end of the most recent calendar quarter, with a lag of at least thirty days. In addition, the Funds’ Chief Compliance Officer may grant exceptions to permit additional disclosure of portfolio holdings information at differing times on a case-by-case basis, generally with a lag of at least thirty days from the date of the request to other parties that the Funds believe have legitimate objectives in requesting such portfolio holdings information provided that: (a) the recipient does not distribute the list of portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the Funds publicly disclose the portfolio holdings; and (b) the recipient signs a written confidentiality agreement or is otherwise bound by a duty of confidentiality. The Chief Compliance Officer shall monitor compliance with these restrictions and inform the Board of Trustees of any violations.

In addition, the Funds’ service providers, such as their custodian and fund legal counsel, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio holdings information in connection with their services to the Funds.

The furnishing of non-public portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser’s Chief Compliance Officer. The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Funds and their shareholders. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. There are currently no ongoing arrangements to make available information about the Funds’ portfolio securities, other than as described above. The Board receives and reviews quarterly a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished. The Board monitors any dissemination of the Funds’ portfolio holdings information to address potential conflicts of interest that could arise between the interests of the Funds’ shareholders and the interests of the Adviser or its affiliates.

Brokerage Allocation. Subject to the overall supervision of the officers of the Trust, the Trustees and the Adviser, each Sub-Adviser places all orders for the purchase and sale of their respective Fund’s investment securities. In general, in the purchase and sale of investment securities, each Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, each Sub-Adviser may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with a Fund’s Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the applicable Fund as determined in good faith by that Fund’s Sub-Adviser. Brokers or dealers who execute investment securities transactions for a Fund may also sell its shares; however, any such shares will not be a factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Trustees and the Adviser, each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with the Investment Company Act.

When transactions are made in the OTC market, each Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.

For the fiscal years ended March 31, 2006, March 31, 2005 and May 31, 2004, each Fund paid brokerage commissions as follows:

	2006	2005		2004
Capital Appreciation	$25,827	$19,009		$16,526
Informed Investors	20,851	38,805		41,494
International Equity	12,133	7,780		19,517
International Small Cap	6,575	21,630		34,030
Large-Cap	3,770	3,778		6,902
Mid-Cap*	28,683	7,496	*	n/a
Small-Cap	65,230	96,245		116,557
Strategic Growth	4,707	1,643		1,499
	$167,776	$196,386		$236,525

* January 4, 2005 through March 31, 2005

MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management and supervision of each Fund. The Trustees approve all material agreements between the Funds and the Funds’ service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee consists of Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act (the “Independent Trustees”). The Audit Committee reviews each Fund’s compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The Audit Committee is comprised of Messrs. Montgoris and Ehlert. The Audit Committee members receive an annual committee fee of $2,000. Mr. Montgoris has been determined to meet the qualifications of an audit committee financial expert. The Nominating Committee is comprised of Messrs. Montgoris and Ehlert and evaluates the qualifications of candidates and nominates individuals to serve as Independent Trustees when required. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Trustees, it may consider nominations for the office of Trustee made by Fund shareholders or by management in the same manner as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Funds, include all appropriate biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Funds will forward all nominations received to the Nominating Committee. The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, oversees the Funds’ valuation procedures. The Audit Committee met eight (8) times, the Nominating Committee met three (3) times and the Valuation Committee did not meet during the fiscal year ended March 31, 2006. The Valuation Committee is comprised of Messrs. Montgoris and Ehlert.

Biographical Information. Biographical information relating to the Independent Trustees, the Officers of the Funds and the Trustee who is an “interested person” of the Fund, as defined in the Investment Company Act (the “Interested Trustee”), is set forth below. The Trustees and the Officers of the Funds oversee seven registered investment companies, with 30 portfolios, in The Reserve/Hallmark fund family.

Name, Address, Age	Positions With the Funds	Term of Office** and Length of Service	Principal Occupations during the Last Five Years and Other Directorships

Interested Trustee

Bruce R. Bent†* Age: 69 Hallmark Funds 1250 Broadway New York, NY 10001	Chairman, President, Treasurer and Trustee	Trustee since inception Chairman and Chief Executive Officer since 2000

President of Reserve Management Company, Inc. (“RMCI”), Director and Chairman/Chief Executive Officer of Reserve Management Corporation (“RMC”) and Chairman and Director of Resrv Partners, Inc. (“RESRV”) since 2000; Chairman and Director of Reserve International Liquidity Fund Ltd. since 1990. Co-founder of The Reserve Fund (“RF”) in 1970; officer thereof since 1970

Independent Trustees

Edwin Ehlert, Jr. Age: 75 2517 Highway #35, Bldg. J Manasquan, NJ 08736		Trustee Since inception	Retired. President, Premier Resources, Inc. (meeting management firm) since 1987.

William J. Montgoris Age: 59 286 Gregory Road Franklin Lakes, NJ 07417		Trustee Since 1999	Retired since 1999; Chief Operating Officer of The Bear Stearns Companies, Inc. from 1979 to 1999; Director of Stage Stores, Inc. (retailing) since 2004.

Officers Who Are Not Trustees

Bruce R. BentII† Age: 40 Hallmark Funds 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer

Senior Vice President, Secretary and Assistant Treasurer of RMCI, Senior Vice President, Secretary and Assistant Treasurer of RMC, and Secretary, Assistant Treasurer and Director of RESRV since 2000; Vice President of RMC, RMCI and RESRV from 1992 to 2000; Former Trustee of Trusts in the Reserve/Hallmark fund complex.

Arthur T. Bent III† Age: 38 Hallmark Funds 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary

Chief Operating Officer, Treasurer, Senior Vice President and Assistant Secretary of RMCI; President, Treasurer and Assistant Secretary of RMC; Treasurer, Assistant Secretary and Director of RESRV since 2000; Vice President RMC, RMCI and RESRV from 1997 to 2000.

Patrick J. Farrell Age: 46 Hallmark Funds 1250 Broadway New York, NY 10001	Chief Financial Officer

Chief Financial Officer of the Adviser and its affiliates since 2005. Chief Financial Officer, Treasurer and Assistant Secretary of the MainStay Funds, Eclipse Funds, and MainStay Vp Funds; Principal Financial Officer — McMoran Funds; Managing Director New York Life Investment Management from 2001 to 2005.

Edmund P. Bergan, Jr. Age: 56 Hallmark Funds 1250 Broadway New York, NY 10001	General Counsel and Secretary

Senior Vice President and General Counsel of the Adviser and its affiliates since 2006. From 2004-06, Senior Regulatory Counsel of Proskauer Rose LLP. Prior thereto, and since before 2001, Senior Vice President and General Counsel of the mutual fund distribution and servicing affiliates of Alliance Capital Management L.P.

*  Mr. Bruce Bent is an “interested person” of the Funds as defined in Section 2(a) (19) of the Investment Company Act due to his positions with RMC, RMCI and RESRV.

**  Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified. A Trustee shall retire upon attaining the age of seventy-five (75) years, unless extended by a vote of the non-interested

Trustees. Trustees need not be Shareholders. Officers hold their positions with the Trust until a successor has been duly elected and qualified.

† Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.

Effective May 12, 2005, Mr. William Viklund resigned from the Board of Trustees of the Trust. The resignation was part of the Funds’ efforts to comply with recently enacted SEC rules regarding board composition.

Trustee Share Ownership. As of December 31, 2005 the Trustees were the beneficial owners of the equity securities of all the Funds and other registered investment companies in the Reserve/Hallmark family of funds overseen by each Trustee (the “Supervised Funds”), as indicated below:

Aggregate Dollar Range of Equity Securities in:
Name*	Hallmark Capital Appreciation Fund	Hallmark Informed Investors Growth Fund	Hallmark International Equity Fund	Hallmark International Small-Cap Fund	Hallmark Large- Cap Growth Fund	Hallmark Small- Cap Growth Fund	Hallmark Strategic Growth Fund	Hallmark Mid-Cap Growth Fund**	All Supervised Funds
Bruce R. Bent	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000

Edwin Ehlert, Jr.	$10,001-$50,000	$10,001-$50,000	None	None	None	$10,001-$50,000	None	None	Over $100,000

William Montgoris	None	None	None	None	None	None	None	None	$50,001- $100,000

*This table does not include securities held by former trustees, if any.

As of July 18, 2006, neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv Partners, Inc. (“Resrv” or the “Distributor”), any Sub-Adviser or an entity controlling, controlled by or under common control with any of these entities.

Compensation of Trustees. The non-interested Trustees are paid a fee of $3,500 for each Board meeting that they attend in person, a fee of $1,000 for each joint telephonic meeting that they participate in, an annual fee of $40,000 for service to all of the trusts in the Reserve/Hallmark fund complex and reimbursement for any out-of-pocket expenses of attending meetings. The Audit Committee members will receive an annual committee fee of $2,000. These fees and expenses are allocated among the funds in the Reserve/Hallmark fund complex on the basis of each Fund’s relative net assets. The Trustees do not receive any pension or retirement benefits.

For the period April 1, 2005 through March 31, 2006, the Trustees received the following compensation from Funds and Supervised Funds:

	Compensation by Registrant	Compensation from all Reserve /Hallmark Funds*
Edwin Ehlert, Jr.	$347	$67,500
William Montgoris	$347	$90,000

*Each Trustee serves on the Board of seven registered investment companies, which encompass a total of 31 funds.

Except as indicated in the table below, the Trustees and Officers, in the aggregate, owned less than 1% of any class of any Fund:

Fund	Percentage Owned by Trustees and Officers

Hallmark Capital Appreciation Fund (Class R)	40.96%
Hallmark Informed Investors Fund (Class R)	14.55%
Hallmark International Equity Fund (Class R)	18.90%
Hallmark Large-Cap Growth Fund (Class R)	56.04%
Hallmark Small-Cap Growth Fund (Class R)	4.83%
Hallmark Strategic Growth Fund (Class R)	86.60%
Hallmark International Small-Cap Fund (Class I)	100.00%

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or Officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Listed below are the names and addresses of those shareholders and accounts who, as of July 12, 2006, owned of record or beneficially 5% or more of a class of shares of a Fund.

Persons or organizations beneficially owning, either directly or through one or more controlled companies, 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of July 12, 2006, Mr. Bruce R. Bent was a control person of the Hallmark Large Cap Growth Fund, Hallmark Capital Appreciation Fund, Hallmark International Small-Cap Fund and Hallmark Strategic Growth Fund.

As of July 12, 2006 the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Capital Appreciation Fund:

Name And Address of Beneficial Owner	Class	Percentage

Patterson & Co. FBO Bruce R. Bent 1525 West WT Harris Blvd. NC-1151 Charlotte, NC 28262-1151	R	40.96%
Lenox Hill Alumnae Association c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	R	6.94%
BPA Plan Administrator Community Bank, NA 6 Rhoades Drive Suite 7 Utica, NY 13502	I	88.05%
Anna T Dolan MD PC Pension Plan c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	I	5.09%

As of July 12, 2006 the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Informed Investors Growth Fund:

Name And Address Of Beneficial Owner	Class	Percentage

Charles Schwab & Co. Special Custody Account 101 Montgomery Street Attn: Mutual Fund FDS
San Francisco, CA 94104	R	17.40%

Patterson & Co. FBO Bruce R. Bent 1525 West WT Harris Blvd. NC-1151 Charlotte, NC 28262-1151	R	19.43%
Josephine Lei c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	R	9.39%
BPA Plan Administrator Community Bank, NA 6 Rhoades Drive Suite 7 Utica, NY 13502	I	75.46%
Patterson & Co. FBO Bruce R. Bent 1525 West WT Harris Blvd. NC-1151 Charlotte, NC 28262-1151	I	17.50%
Anna T. Dolan MD. PC Pension Plan c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	I	6.64%

As of July 12, 2006 the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark International Equity Fund:

Name And Address Of Beneficial Owner	Class	Percentage

Patterson & Co. FBO Bruce R. Bent 1525 West WT Harris Blvd. NC-1151 Charlotte, NC 28262-1151	R	25.58%
Kagan Fund A c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	R	8.87%
BPA Plan Administrator Community Bank, NA 6 Rhoades Drive Suite 7 Utica, NY 13502	I	72.02%
John W. Gareis c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	I	5.78%
Anna T. Dolan MD PC Pension Plan c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	I	22.19%

As of July 12, 2006 the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark International Small-Cap Fund:

Name And Address Of Beneficial Owner	Class	Percentage

Pershing LLC P.O. Box 2051 Jersey City, NJ 07303	R	33.93%
BPA Plan Administrator Community Bank, NA 6 Rhoades Drive Suite 7 Utica, NY 1302	R	23.39%
Carol T. Blake c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	R	13.72%
Rebecca Schilling D.V.M. c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	R	5.60%
Patterson & Co. FBO Bruce R. Bent 1525 West WT Harris Blvd. NC-1151 Charlotte, NC 28262-1151	I	100%

As of July 12, 2006 the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Large-Cap Growth Fund:

Name And Address Of Beneficial Owner	Class	Percentage

Patterson & Co. FBO Bruce R. Bent 1525 West WT Harris Blvd. NC-1151 Charlotte, NC 28262-1151	R	56.04%
Otis L. Smith c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	R	6.11%
Charles Schwab & Co. Special Custody Account 101 Montgomery Street Attn: Mutual Fund FDS San Francisco, CA 94104	I	25.00%
BPA Plan Administrator Community Bank, NA 6 Rhoades Drive Suite 7 Utica, NY 13502	I	66.71%
Anna T. Dolan MD PC Pension Plan c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	I	7.90%

As of July 12, 2006 the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Mid-Cap Growth Fund:

Name And Address Of Beneficial Owner	Class	Percentage

National Financial Services Corp. 2826 Raritan Road Fitchburg, WI 53711	R	32.70%
National Financial Services Corp. 21395 Cologne Raod Waukesha, WI 53186	R	8.91%
National Financial Services Corp. 613 Summit Ave. Sun Prairie, WI 53590	R	9.02%
National Financial Services Corp. 5704 Winnequah Trail Monona, WI 53716	R	6.52%
National Financial Services Corp. 7960 Scotch Meadows Drive Laurinburg, NC 28352	R	15.25%
National Financial Services Corp. 200 Liberty Street Floor 5 New York, NY 10281	I	16.11%
Charles Schwab & Co. Special Custody Account 101 Montgomery Street Attn: Mutual Fund FDS San Francisco, CA 94104	I	64.87%
William J. Jastreboski IRA c/o The Hallmark Funds 1250 Broadway N.Y., N.Y. 10001	I	6.22%

As of July 12, 2006 the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Small-Cap Growth Fund:

Name And Address Of Beneficial Owner	Class	Percentage

Charles Schwab & Co. Special Custody Account 101 Montgomery Street Attn: Mutual Fund FDS San Francisco, CA 94104	R	41.30%
Charles Schwab & Co. Special Custody Account 101 Montgomery Street Attn: Mutual Fund FDS San Francisco, CA 94104	I	35.91%
BPA Plan Administrator Community Bank, NA 6 Rhoades Drive Suite 7 Utica, NY 1302	I	6.34%
Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480	I	20.83%

As of July 12, 2006 the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Hallmark Strategic Growth Fund:

Name And Address Of Beneficial Owner	Class	Percentage

Patterson & Co. FBO Bruce R. Bent 1525 West WT Harris Blvd. NC-1151 Charlotte, NC 28262-1151	R	86.59%
Charles Schwab & Co. Special Custody Account 101 Montgomery Street Attn: Mutual Fund FDS San Francisco, CA 94104	I	36.35%
BPA Plan Administrator Community Bank, NA 6 Rhoades Drive Suite 7 Utica, NY 13502	I	58.31%

Code of Ethics. The Trust, its Adviser and Resrv have adopted a Code of Ethics (the “Code”), conforming to the requirements of the Investment Company Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust’s investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trust and the Adviser has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. Under the Code, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers’ acceptances, bank certificates of deposit, commercial paper or municipal bonds. Each Sub-Adviser has also adopted a Code of Ethics conforming to the requirements of the Investment Company Act.

Proxy Voting Policies. The Trustees have delegated proxy voting authority to RMCI. In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, RMCI, as investment adviser to the Trust, has adopted and implemented the following proxy voting policy with respect to those series of the Trust for which a Sub-Adviser is vested with discretionary investment management authority. RMCI believes that these procedures ensure that proxies are voted in the best interest of the Trust and its shareholders, in accordance with its fiduciary duties and applicable rules.

Each Sub-Adviser shall be primarily responsible for determining how to vote proxies in respect to companies in which the respective Fund invests and for the ongoing review and evaluation of its own proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2). RMCI will receive periodic reports from each Sub-Adviser to ensure that they have adopted and implemented a proxy voting policy and to acknowledge any mitigating circumstances or conflicts of interest.

RMCI’S proxy voting policy was approved by the Trustees. RMCI’s proxy voting policies and procedures, as well as information about how a particular proxy was voted, are available upon request. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available on the SEC’s website at www.sec.gov or by contacting the Funds. Please contact The Hallmark Funds, 1250 Broadway, New York, NY 10001-3701, attn: Client Services, or call 888-823-2867 to request a free copy.

INVESTMENT MANAGEMENT, DISTRIBUTION AND SERVICE AGREEMENTS

Investment Management Agreement. RMCI, 1250 Broadway, New York, NY 10001-3701, a registered investment adviser, manages the Trust and provides it with investment advice. Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are each considered a “controlling person” of RMCI based on their direct and indirect securities ownership of, and positions with, RMCI. Under an Investment Management Agreement, the Adviser manages the Trust, is responsible for the day-to-day oversight of the Trust’s operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust.

The Adviser also oversees the activities of each Sub-Adviser. RMCI and the Trust have obtained an exemptive order by the SEC to appoint, dismiss and replace sub-advisers and amend the sub-advisory agreements, subject to the approval of the Trustees, without obtaining shareholder approval.

Pursuant to its Investment Management Agreement, each Fund will pay RMCI a comprehensive management fee for its services. The comprehensive management fee will be paid based on the average daily net assets of each Fund at the following annual rates:

Comprehensive Management Fee

Fund Name	Class R	Class I

Hallmark Capital Appreciation Fund	1.20%	0.90%

Hallmark Informed Investors Growth Fund	1.30%	1.00%

Hallmark International Equity Fund	1.55%	1.25%

Hallmark International Small-Cap Fund	1.55%	1.25%

Hallmark Large-Cap Growth Fund	1.20%	0.90%

Hallmark Mid-Cap Growth Fund	1.25%	1.00%

Hallmark Small-Cap Growth Fund	1.30%	1.00%

Hallmark Strategic Growth Fund	1.20%	0.90%

The comprehensive management fee includes the investment advisory fee and all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the definition of administrative and customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, government imposed fees and expenses, including, but not limited to, federal and state registration fees, and the fees and expenses of the non-interested Trustees, for which it pays its direct or allocated share.

The Investment Management Agreement is subject to annual review and must be approved at least annually by a vote of a majority of the Trustees, including a majority of those who are not “interested persons” as defined in the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon sixty (60) days’ written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. RMCI received the following aggregate management fees for each Fund for the fiscal years indicated:

	Management Fees for fiscal year ended
Fund Name	May 31, 2004	March 31, 2005*	March 31, 2006

Hallmark Capital Appreciation Fund	$66,711	$50,634	49,459

Hallmark Informed Investors Growth Fund	$72,291	$63,554	69,610

Hallmark International Equity Fund	$29,212	$25,610	29,513

Hallmark International Small-Cap Fund	$25,690	$18,832	7,715

Hallmark Large-Cap Growth Fund	$47,589	$43,144	35,692

Hallmark Mid-Cap Growth Fund	N/A	38,473	166,912

Hallmark Small-Cap Growth Fund	$811,415	$615,537	606,266

Hallmark Strategic Growth Fund	$42,150	$33,047	25,867

*Each Fund’s fiscal year end has changed from May 31 to March 31. Amounts shown for the 2005 fiscal year are for the 10-month period from June 1, 2004 through March 31, 2005. Prior to its acquisition, Hallmark Mid-Cap Growth Fund had a fiscal year end of April 30. Amounts shown for Hallmark Mid-Cap Growth Fund are for the period from May 1, 2004 through March 31, 2005.

Sub-Investment Management Agreement. The Adviser and the Trust have entered into a Sub-Investment Management Agreement (the “Sub-Advisory Agreement”) with several sub-advisers (each a “Sub-Adviser,” collectively, the “Sub-Advisors”). Each Sub-Adviser is responsible for the day-to-day investment decisions of the relevant Fund and is a registered investment adviser.

The Sub-Advisory Agreement is subject to annual review and approval by the Trustees, including a majority of those who are not “interested persons” as defined in the Investment Company Act, cast in person at a meeting called for purpose of voting on such renewal. Each Agreement automatically terminates upon its assignment and may be terminated without penalty upon sixty (60) days’ written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

Trainer, Wortham & Company, Inc., 1230 Avenue Of The Americas, New York, NY 10020, a wholly owned subsidiary of First Republic Bank, was formed in 1924 and as of March 31, 2006 managed approximately $5.8 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein.

Effective December 31, 2005, J. Robert Bloom, Jr., Chief Investment Officer/Managing Director, became the portfolio manager of the Hallmark Capital Appreciation Fund. Mr. Bloom is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Bloom joined Trainer Wortham in 2005. Prior to joining Trainer Wortham, he served as Executive Vice President and Principal of Berg Capital from 2002 through 2004 and as President of LF Kapital – U.S. Office from 2001-2002. Mr. Bloom received his BS from Wharton School in 1963 and his MBA from the University of Iowa in 1964.

Trainer, Wortham & Company, Inc. is also the Sub-Adviser to Hallmark First Mutual Fund and Hallmark Total Return Bond Fund. Mr. Bloom does not manage any other accounts. Mr. Bloom receives a fixed salary and variable bonus for his services which is not tied to the performance or the value of the Fund’s assets. He also participates in Trainer Wortham’s 401(K) plan. Mr. Bloom has no investment in the Fund.

For the services rendered by Trainer, Wortham & Company, Inc., the Adviser shall pay Trainer, Wortham & Company, Inc. a quarterly fee of not less than 0.30% on the net assets of any Class R shares and not less than 0.20% on the net assets of any Class I shares.

Pinnacle Associates Ltd., 335 Madison Avenue, New York, NY 10017, was established in 1984 and as of March 31, 2006 managed approximately $4.5 billion for foundations, endowments, pension funds, family trusts and religious groups. Pinnacle is the sub-adviser for both the Hallmark International Equity Fund and the Hallmark International Small-Cap Fund.

Effective March 20, 2006, Gurudutt Baliga, Chief Investment Officer, International Department of Pinnacle Associates Ltd. (“Pinnacle”), became the portfolio manager of the Hallmark International Equity Fund and Hallmark International Small-Cap Fund (each a “Fund” and collectively, the “Funds”). Mr. Baliga is primarily responsible for the day-to-day management of each Fund’s portfolio.

Mr. Baliga joined Pinnacle in 2005. Prior to joining Pinnacle, Mr. Baliga was with Alliance Capital as a Senior Portfolio Manager from 1998 to 2004. He was a senior member of the team managing global large cap growth institutional assets since 2000. Mr. Baliga also managed the International Premier Growth Fund from 2001 to 2004 and was a senior member of the team managing U.S. large cap growth institutional assets from 1998 through 2003. Mr. Baliga attended the Indian Institute of Technology receiving a B.S. in Chemical Engineering. He also has an M.B.A. and M.S. in Chemical Engineering from the University of Toledo and a Doctorate in Business Administration from Kent State University.

Mr. Baliga also manages four pooled investment vehicles with approximately $104,000,000 in total assets and 84 separate accounts with approximately $362,000,000 in total assets. Mr. Baliga does not receive a performance-based fee for any of the accounts he manages.

Mr. Baliga receives a fixed percentage, pre-tax payout based on assets under management for his services on all accounts managed. Additionally, he participated in a firm profit sharing plan and stock option plan. Mr. Baliga does not own any shares of the Funds.

For services rendered by Pinnacle Associates Ltd. with regard to Hallmark International Equity Fund and Hallmark International Small-Cap Fund, respectively, the Adviser shall pay Pinnacle Associates Ltd., on a quarterly basis, a fee equal to one-half of the “net profit” before taxes. Net profit is deemed to be the comprehensive management fee paid to the Adviser with respect to the Fund less fund expenses and less all applicable sales and marketing costs of both the Adviser and Pinnacle Associates Ltd.

Cambridge Financial Group, Inc., 4100 Horizons Drive, Suite 200, Columbus, Ohio 43220, was established in 1986 and, as of May 1, 2006 managed over $840 million in assets for individuals, families and institutional clients. Effective June 1, 2006, Cambridge Financial Group, Inc. replaced Steinberg Global Asset Management, Ltd. as the sub-adviser for Hallmark Large-Cap Growth Fund and the Hallmark Strategic Growth Fund.

Gregory J. Bauer, CFA, is Managing Director and Co-Owner of Cambridge Financial Group, Inc. and, as the Funds’ primary portfolio manager, is responsible for the day-to-day investment decisions of the Hallmark Large-Cap Growth Fund and Hallmark Strategic Growth Fund. Mr. Bauer also manages private discretionary accounts for 2,550 clients with approximately $840 million in total assets. Mr. Bauer does not receive a performance-based fee for any of these other accounts. Mr. Bauer is paid a fixed salary and bonus for his services on all accounts he manages, which is not tied to the performance or the value of any account’s assets. In addition, he participates in a firm profit-sharing plan.

Pursuant to Sub-Investment Management Agreements, for services rendered with regard to the Funds, Reserve Management Company, Inc., the Funds’ investment adviser (the “Adviser”), shall pay Cambridge Financial Group, Inc. a quarterly fee equal to 0.30% (annualized) of the average daily net assets of each of the Hallmark Large-Cap Growth Fund and Hallmark Strategic Growth Fund during that calendar quarter. These fees are paid out of the comprehensive management fee received by the Adviser.

Roanoke Asset Management Corp., 529 Fifth Avenue, New York, NY 10017, was formed in 1978 and as of March 31, 2006 managed approximately $244 million for high net worth individuals, foundations, endowments, corporations and municipalities, and each of the portfolio managers has over twenty-five years experience in using the investment policies discussed herein. Edwin G. Vroom, President, and Adele S. Weisman, Senior Vice President, serve as the Fund’s portfolio managers. Mr. Vroom and Ms. Weisman have worked together for over twenty five years and joined the firm in 1978 and 1981, respectively. The portfolio managers are responsible for the day-to-day investment decisions of the Hallmark Small-Cap Growth Fund.

Mr. Vroom and Ms. Weisman also manage one (1) other pooled investment vehicle with approximately $10, 600,000 in total assets and 362 separately managed accounts with approximately $233,700,000 in total assets. They do not receive performance-based fees for any of these other accounts. Roanoke Asset Management Corp. is a Sub-Chapter S corporation. Mr. Vroom and Ms. Weisman each own 30% of the firm. An investor group, with no role in the management of the firm, owns the remaining 40%. All profits after expenses are distributed to the owners in accordance with their ownership percentages. Additionally, Mr. Vroom and Ms. Weisman each receive a fixed compensation for their services on all accounts managed which is not tied to performance or the value of any account’s assets. They also participate in all other employment benefits offered to employees of Roanoke Asset Management Corp.

Mr. Vroom’s investment in Hallmark Small-Cap Growth Fund is valued between $1 and $10,000. Ms. Weisman’s investment in Hallmark Small-Cap Growth Fund is also valued between $1 and $10,000.

For services rendered by Roanoke Asset Management Corp. with regard to Hallmark Small-Cap Growth Fund, the Adviser shall pay to Roanoke Asset Management Corp. a quarterly fee equal to 0.25% of the average daily net assets of the Fund during that calendar quarter.

Segall Bryant & Hamill Investment Counsel, 10 South Wacker Drive, Suite 2150, Chicago, IL 60606, was formed in 1994 and as of March 31, 2006 managed approximately $4.4 billion for individual and institutional investors. Segall Bryant & Hamill Investment Counsel serves as sub-adviser to Hallmark Informed Investors Growth Fund and Hallmark Mid-Cap Growth Fund. David Kalis is the portfolio manager for Hallmark Informed Investors Growth Fund and Hallmark Mid-Cap Growth Fund. Mr. Kalis joined Segall Bryant & Hamill Investment Counsel in 1995 and is primarily responsible for the day-to-day investment decisions of the Hallmark Informed Investors Growth Fund. Mr. Kalis is also the portfolio manager for Hallmark Mid-Cap Growth Fund. Mr. Kalis receives a fixed salary and bonus for his services on all accounts managed. His bonus is based on a percentage of assets under management. Mr. Kalis is also a partner in Segll Bryant & Hamill Investment Counsel. As such, he receives a distribution from the partnership.

With regard to Hallmark Informed Investors Fund, the Adviser will pay Segall Bryant & Hamill Investment Counsel a fee equal to 0.30% (annualized) of the average daily net assets of Hallmark Informed Investors Growth Fund attributable to Class R shares at the end of that calendar quarter and 0.20% (annualized) of the average daily net assets attributable to Class I shares at the end of that calendar quarter.

With regard to Hallmark Mid-Cap Growth Fund, for the period from March 22, 2005 through September 30, 2005, at the end of each calendar quarter, the Adviser shall pay Segall Bryant & Hamill Investment Counsel a fee equal to 0.35% (annualized) on the net assets of any Class R shareholders and 0.35% (annualized) on the net assets of any Class I shareholders of the Fund.

From October 1, 2005 and thereafter, at the end of each calendar quarter the Adviser shall pay Segall Bryant & Hamill Investment Counsel a fee equal to 0.30% (annualized) on the net assets of any Class R shareholders and 0.30% (annualized) on the net assets of any Class I shareholders of the Fund. In addition, commencing on October 1, 2005 and annually thereafter, the Adviser shall pay Segall Bryant & Hamill Investment Counsel an amount of $100,000 at the end of each twelve-month period provided that the average net assets of the Fund for the prior twelve months exceed $40,000,000. Such additional compensation shall be limited to $300,000 in total.

The chart below shows the Sub-Adviser retained for each Fund and the amounts paid to each Sub-Adviser during the last three fiscal years.

		Fees paid during fiscal year ended:
Fund Name	Sub-Adviser	March 31, 2006*	March 31, 2005*	May 31, 2004
Hallmark Capital Appreciation Fund	Trainer, Wortham & Company, Inc.	$11,650	$2,961	$0
Hallmark Informed Investors Growth Fund**	Segall Bryant & Hamill Investment Counsel	$15,278	$0	$0
	Pinnacle Investment Advisers, LLC	$0	$52,649	$81,250	+
Hallmark International Equity Fund	Pinnacle Associates Ltd.	$0	$0	$0
Hallmark International Small-Cap Fund	Pinnacle Associates Ltd.	$0	$0	$0
Hallmark Large-Cap Growth Fund***	Cambridge Financial Group, Inc.	$0	$0	$0
	Steinberg Global Asset Management, Ltd.	$8,285	$12,540	$0
Hallmark Small-Cap Growth Fund	Roanoke Asset Management	$126,948	$158,290	$119,005
Hallmark Strategic Growth Fund***	Cambridge Financial Group, Inc	$0	$0	$0
	Steinberg Global Asset Management, Ltd.	$0	$0	$0
	Condor Capital Management, Inc.	$0	$0	$0
Hallmark Mid-Cap Growth Fund	Segall Bryant & Hamill Investment Counsel	$55,522	11,766	N/A

*   In 2005, each Fund’s fiscal year end has changed from May 31 to March 31. Amounts shown for the 2005 fiscal year are for the 10-month period from June 1, 2004 through March 31, 2005. Prior to its acquisition, Hallmark Mid-Cap Growth Fund had a fiscal year end of April 30. Amounts shown for Hallmark Mid-Cap Growth Fund are for the period from May 1, 2004 through March 31, 2005.

**  Effective at the close of business on March 22, 2005, Segall Bryant & Hamill Investment Counsel, 10 South Wacker Drive, Suite 2150, Chicago IL 60606, became the sub-adviser for Hallmark Informed Investors Growth Fund. Until March 22, 2005, Pinnacle Investment Advisers LLC, served as the sub-adviser to that fund. For the period from June 1, 2004 to March 22, 2005, Pinnacle was paid $52,162. For the period from March 22, 2005 to March 31, 2005, Segall Bryant & Hamill Investment Counsel was paid $487.00.

*** Effective June 1, 2006, Cambridge Financial Group, Inc. replaced Steinberg Global Asset Management, Ltd. as the sub-adviser for Hallmark Large-Cap Growth Fund and the Hallmark Strategic Growth Fund. Until May 31, 2006, Steinberg Global Asset Management, Ltd. (“Steinberg”) was the subadviser for both of those funds. Until January 1, 2006, Condor Capital Management, Inc. (“Condor”) was the sub-adviser for the Hallmark Strategic Growth Fund. For the period from January 1, 2006 to March 31, 2006, the end of the fiscal year of that fund, Steinberg was paid $0; and, for the period from June 1, 2005 to December 31, 2005, Condor was paid $0.

 + Reflects fees under prior agreements which differed from those described above.

Potential Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and other accounts he/she advises. In addition, due to possible differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Each Sub-Adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Potential conflicts may include:

Allocation of Limited Time and Attention. Each portfolio manager manages accounts other than the relative Fund and may devote unequal time and attention to the management of the Fund(s) he/she advises. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and other accounts and overseen by a portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he/she exercises investment responsibility, or may decide that certain of the funds should take differing positions with respect to a particular security. In these cases, a portfolio manager may place separate transactions for one or more funds which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds.

Distribution Agreement. Pursuant to a Distribution Agreement, Resrv Partners, Inc. (“Resrv”), 1250 Broadway, New York, NY 10001-3701, serves as distributor of the shares of the Trust. Resrv is a “principal underwriter” for the Trust within the meaning of the Investment Company Act, and as such acts as agent in arranging for the continuous offering of Trust shares. Resrv has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. Resrv’s principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions from the Trust, or from any series thereof, during the last three fiscal years. The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not “interested persons,” as defined in the Investment Company Act. The Adviser is an affiliated person of Resrv, as are Mr. Bruce Bent, Mr. Bruce Bent II and Mr. Arthur Bent III.

In addition to the amounts paid under the Distribution Agreements and the Distribution Plans, RMCI may, at its discretion, pay an Intermediary amounts from its own resources. The rate of any additional amounts that may be paid will be based on the analysis by RMCI of the contribution that the Intermediary makes to a Fund by increasing assets under management and reducing expense ratios, the costs that the Fund might bear if such services were provided directly by the Fund or by another entity and the possibility of assets being withdrawn from a Fund with a corresponding increase in the Fund’s expense ratio.

Plan Of Distribution. The Trust maintains a Plan of Distribution (“Plan”) under Rule 12b-1 under the Investment Company Act.

Pursuant to the Plan, the Distributor or its affiliates may make payments (“assistance payments”) to brokers, financial institutions and financial intermediaries (“Intermediaries”) with respect to each Fund’s Class R shareholder accounts (“qualified accounts”) to which the Intermediaries have rendered distribution assistance or other services. The Adviser or an affiliate may make similar payments under similar arrangements. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to Intermediaries at an annual rate of 0.25% of the average daily net asset value (“NAV”) of each Intermediary’s qualified accounts. The Class I shares of each Fund do not participate in the Plan. The Distributor may waive 12b-1 Plan fees at its discretion and may discontinue the waivers at any time.

Under the Plan, the Trust’s officers will report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the Independent Trustees of the Trust are at the discretion of the Independent Trustees currently in office. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit each Fund and their shareholders and that its costs are primarily intended to result in the sale of the Fund’s shares. Each Fund paid the following fees under its respective Distribution Plan for the periods indicated:

	Distribution Fee paid for the fiscal year ended
Fund Name	May 31, 2004	March 31, 2005*		March 31, 2006

Hallmark Capital Appreciation Fund	$11,672	$8,594		8,181

Hallmark Informed Investors Growth Fund	$12,039	$10,202		10,692

Hallmark International Equity Fund	$3,892	$3,371		3,817

Hallmark International Small-Cap Fund	$3,601	$2,568		866

Hallmark Large-Cap Growth Fund	$6,071	$4,914		4,829

Hallmark Mid-Cap Growth Fund	$35,090	$26,796	*	1,013

Hallmark Small-Cap Growth Fund	$117,842	$81,545		81,958

Hallmark Strategic Growth Fund	$2,421	$2,080		2,357

* Each Fund’s fiscal year end has changed from May 31 to March 31. Amounts shown for the 2005 fiscal year are for the 10-month period from June 1, 2004 through March 31, 2005. Prior to its acquisition, Hallmark Mid-Cap Growth Fund had a fiscal year end of April 30. Amounts shown for Hallmark Mid-Cap Growth Fund are for the period from May 1, 2004 through March 31, 2005.

Substantially all of such amounts were paid to Intermediaries for providing shareholder and distribution services to the respective Fund. As of March 31, 2006, for the period since the inception of each Distribution Plan, the distribution expenses have equaled or exceeded the distribution revenues for each of the Funds.

Approval Of Distribution Arrangements. The Distribution Plan and the Distribution Agreement may be renewed from year to year, if approved by the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for the purpose of voting on such renewal. All material amendments to the Distribution Plan must be approved by a vote of the Trustees and of the Independent Trustees, cast in person at a meeting called for the purpose of such vote. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. The Distribution Plan and Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the respective Fund, or by a vote of the Independent Trustees. The Distribution Agreement will terminate automatically in the event of its assignment.

Transfer Agent. The Trust acts as its own transfer and dividend-paying agent.

Custodian. J.P. Morgan Chase & Co., 4 New York Plaza, New York, NY 10004 is Custodian of the assets of each Fund (“the Custodian”) pursuant to a Custodian Agreement. The Custodian has no part in determining the investment policies of each Fund or which securities are to be purchased or sold by each Fund.

Independent Registered Public Accounting Firm. The Audit Committee has selected KPMG LLP, (“KPMG”), 345 Park Avenue, New York, New York 10154 as the Trust’s independent registered public accounting firm. The Fund’s financial statements for the fiscal year ended March 31, 2006, have been audited by KPMG and are incorporated herein by reference in reliance upon the report of such firm.

Other Matters. The Trust has determined that certain of the Funds’ service contracts and distribution plans have lapsed or were not properly approved or adopted due to an administrative error. The Trust and the Adviser are taking all necessary steps to remedy this, including obtaining Board and shareholder approval of the retention of fees paid and the approval of new service contracts and distribution plans.

INFORMATION ABOUT THE TRUST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest without a stated par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each series and class be preferred over all other series in respect of assets specifically allocated to such series and classes. It is anticipated that under most circumstances, the rights of any additional series or class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share proportionately in the net assets of their respective series and class of the Trust available for distribution to such shareholders. No changes can be made to the Trust’s issued shares without shareholder approval.

Each Fund’s shares when issued, will be fully paid, non-assessable and fully transferable or redeemable at the shareholder’s option. Each share has an equal interest in the net assets of its series or class, equal rights to all dividends and other distributions from its series or class. A shareholder of each Fund shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of such Fund or class thereof, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. This means that the voting power of shareholders is allocated in proportion to the value of each shareholder’s investment rather than with the number of shares held. Shares of separate classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares (by value) voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

SEC regulations provide that if a series is separately affected by a matter requiring a vote, each such class votes separately. Each class will vote separately on such matters as amendment of the Investment Management Agreement or material amendments to the Plan, which requires approval by a majority of the affected shareholders, as defined in the Investment Company Act.

HOW TO BUY AND SELL SHARES

Inquiries. Shareholders should direct their inquiries to the firm from which they received the Prospectus or to the Hallmark Funds, 1250 Broadway, New York, NY 10001-3701 or 888-823-2867.

Calculation Of Net Asset Value. Investors pay no sales charges to invest in a Fund. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is the Fund’s NAV per share for that class of shares reduced by the amount of any applicable redemption fee. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding.

Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange (“NYSE”) is closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if the Adviser determines it is in the shareholders’ interest to do so. Your order will be priced at the next NAV calculated after your order is received by a Fund or by an authorized Intermediary who has a sales agreement with RESRV, the Funds’ distributor. No purchase of shares will be modified or cancelled after the cutoff time set for calculating a Fund’s NAV.

Valuation Of Portfolio Securities. Portfolio securities, except as otherwise noted on any domestic national securities exchange, are valued at the last sales price at the close of the exchange on the principal exchange on which they are traded. Securities traded principally on the Nasdaq Stock Market are normally valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. However, in the case of open short positions, the asked price is used for valuation purposes. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees under Securities that are primarily traded on foreign markets are generally valued at the last sale or closing price on the exchange where they are primarily traded. If there is no active trading in a particular security on a given day, the security will be valued at the latest available closing bid price.

The Funds may use pricing services in the determination of the value of portfolio securities. The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the security. In such instances the security will be valued at fair value as determined in good faith by or under the direction of the Trustees.

Purchase Of Shares. Shares of the Fund are offered on a continuous basis without a sales load and may be purchased by contacting the Funds, RESRV or dealers who have selling agreements with RESRV. The minimum initial investment for Class R shares is $1,000 and $250 for IRA accounts. The minimum subsequent investment is $100. The minimum initial investment for Class I shares is $250,000 and the minimum subsequent investment is $10,000. The minimum subsequent investment for Class I shares of Hallmark Mid-Cap Growth Fund is $100. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive or lower investment minimums. Additionally, the Funds reserve the right to reject any purchase order and to suspend the offering of shares of the Fund.

Purchase orders will be confirmed at the public offering price calculated after receipt by the Fund or Intermediaries (who promptly transmit order to the Fund) of payment. It will be the responsibility of authorized dealers to properly and promptly transmit orders to the Fund. Orders received by the Fund or the Intermediaries after 4:00 PM Eastern Time will be priced at the public offering price in effect on the next business day.

Shares of each Fund are sold without a front or back-end sales load. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution.

Payment for Shares. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, “starter” checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, the Funds will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. The Funds are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, a Fund may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

•                     By check – You may purchase shares with a check drawn on a U.S. bank, payable to the applicable Fund or payable to and endorsed by the account holder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and the investor will be liable for any portfolio loss and costs the Fund incurs due to the returned check. Checks may be mailed or delivered to The Hallmark Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

•              By Federal wire – Please call the Funds at 888-823-2867, between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day, or contact the firm from which you received the Prospectus, for specific instructions for purchasing shares by wire transfer. Wire transfers will not be accepted for purchases at the day’s NAV if your purchase order is not received before the Funds’ cut-off time for purchases.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

If shares purchased are to be paid for by wire and the wire is not received by the Fund or if shares are purchased by check, which, after deposit, is returned unpaid or proves uncollectible, the purchase will be canceled. The investor who gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Fund, the Adviser or the Distributor. The Fund may redeem shares from any account registered in that purchaser’s name and apply the proceeds therefrom to the payment of any amounts due the Fund, the Adviser or the Distributor.

Investments Through Third Parties. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary (“Intermediary”), rather than directly with a Fund, may be subject to different policies and fees than those described here. Such investments may involve the Intermediary’s own redemption minimums, services fees, and other redemption requirements. Intermediaries may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some Intermediaries may establish higher minimum investment requirements than those set forth above. Some Intermediaries may charge additional fees for their services, which would reduce their clients’ yield or return. In addition, certain privileges with respect to the purchase and redemption of shares, or the reinvestment of dividends, may not be available through such Intermediaries or may only be available subject to certain conditions or limitations. Intermediaries may also hold shares in nominee or “street name” on behalf of their clients. In such instances, the Trust will have no information about each individual account. Intermediaries are responsible for the prompt transmission of purchase and redemption orders. Some Intermediaries may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. You should consult a representative of the Intermediary for more information. The Funds’ Prospectus and SAI should be read in connection with materials from such Intermediary regarding its fees and services.

Purchasing Shares with Securities. Subject to the approval of the Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Share Certificates. Share certificates are not issued by the Funds.

Joint Ownership. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Trust harmless for actions taken by either party.

Anti-Money Laundering Requirements. Each Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

REDEMPTION OF SHARES

You may redeem your shares on any day that a Fund’s NAV is calculated. Redemption requests must be received by the Funds by the cutoff time on such days in order to be effective at that day’s NAV. Generally, the NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed. However, the NAV may be calculated and redemption orders accepted on any such day if the Adviser determines it is in the shareholders’ interest to do so. Shares will be redeemed at the next NAV determined after a redemption request, by telephone or in writing, is received by a Fund in proper form. Redemption requests received after the cutoff time for the calculation of a Fund’s NAV on any day will be redeemed at the NAV calculated on the next business day. Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that, if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (not more than 15 calendar days). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

Minimum Balance Requirement. Because of the expenses of maintaining shareholder accounts, if your Class R account, other than an Individual Retirement Account (IRA), has an average monthly account balance of less than $1,000 and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some Intermediaries may establish different minimum balances and fee amounts. The Fund assumes no responsibility for delays in the receipt of wired or mailed funds.

Early Redemption Fee. The Funds each separately charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of the Fund’s shares made within 15 days of purchase. The redemption fee is paid to a Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 15 days exceeds the number of that Fund’s shares that have been held for more than 15 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

•                  Redemptions resulting from death or disability;

•                  Redemptions through an Automatic Transfer Plan;

•                  Redemptions of shares purchased through an Automatic Asset-Builder Plan;

•                  Redemptions of shares acquired through dividend reinvestment; and

•                  Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended.

Redemptions in Kind. Redemption payments will normally be made by check or wire transfer, but the Funds are authorized to make payment for redemptions partly or wholly by delivery of investment securities valued at the same aggregate net asset value as the shares being redeemed (“redemptions in kind”). The Funds have elected to reserve the right to make redemptions in kind to the extent that a shareholder’s redemptions in any 90-day period exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act unless withdrawal is permitted by order of the SEC. In disposing of securities received in such a redemption, a shareholder might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the Fund on the redemption date.

Written Requests. Redemption instructions and options should be specified when your account is opened. Certain subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of required account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Funds for information regarding the applicable withholding requirements.

Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•                  the redemption is for more than $10,000 or the redemption proceeds are not being sent to the shareholder’s designated bank or brokerage account;

•                  the account address has been changed within the past 30 days; or

•                  the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a signature guarantee for one of the account’s registered owners.

Telephone Requests. You also may redeem shares by calling the Funds at 888-823-2867. Unless you have not signed up for telephone privileges and the Fund fails to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor’s telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application, if any, or in a letter with signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Intermediary through which shares of a Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request with signature(s) guaranteed to the applicable Fund. Telephone redemptions may also be sent to your home address provided that the Funds’ records do not indicate that it has been changed within thirty (30) days of such redemption request. The Funds reserve the right to refuse a telephone redemption if they reasonably believe that the instructions are not genuine or if there appear to be other irregularities regarding the request.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the NYSE is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of a Fund are purchased by check or Hallmark Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) business days (but not more than 15 calendar days) from the date of purchase.

Shareholder checks written against funds that are not yet considered collected may be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase. Any shareholder may request redemptions by wire or by check.

SHAREHOLDER SERVICES

Exchange Privilege. Shareholders may exchange Fund shares for shares of the same class of other Hallmark funds, and for Class R shares of Reserve money market funds, on any day when the Fund’s NAV is calculated, by calling 888-823-2867. Exchange requests must be received by each Fund’s cutoff time in order be effected at the respective NAVs on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which each Fund’s NAV is calculated.

Exchanges are available by telephone if you completed the “Redemptions and Exchanges by Telephone” information on your account application and marked to box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing. Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

Individual retirement accounts. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day or visit our website, www.Hallmarkfunds.com, for an IRA account application.

Automatic Asset-Builder Plan.SM You may make automatic purchases of Class R shares of a Fund by having a fixed dollar amount ($25 minimum) transferred into your Hallmark account on a regular basis from a checking, NOW or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans’ benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Hallmark account. Please call 888-823-2867 or visit our Web site, www.Hallmarkfunds.com, for an Automatic Asset-Builder Plan application.

Automatic Transfer Plan.SM If you have an account with a balance of at least $5,000, and you have submitted an Automatic Transfer Plan application to a Fund, you may make automatic transfers, without charge, from your Fund account to the eligible checking, NOW money-market deposit account that you designate in the application (your “deposit account”). You may elect to have accumulated dividends or distributions from a Fund transferred to your deposit account on a monthly basis or to have a fixed dollar amount of Fund shares redeemed and the proceeds transferred to your deposit account on a monthly, quarterly or annual basis. These transfers must be for a minimum of $25 whether from redemptions or from reinvested dividends or distributions. You may also have amounts transferred to your deposit account from telephone redemptions of $100 and over. To be eligible for these services, your deposit account must be held at an Automated Clearing House (ACH) member bank. For more information call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day or visit our Web site, www.Hallmarkfunds.com, for an Automatic Transfer Plan application. Changes to any plan elections must be in writing with signature(s) guaranteed. The Funds may impose a charge, modify or terminate any Automatic Transfer Plan at any time, after notice to the participant. The Automatic Transfer Plan may not be available to clients of some Intermediaries or may be subject to additional or other conditions or limitations.

Shareholder Communications. Shareholders will receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. Duplicate shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report, will not be sent to related accounts at a common address, unless instructed to the contrary by you. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statement(s) and report any discrepancies to the Hallmark Funds immediately by calling 888-823-2867. Failure to do so could result in the shareholder suffering a loss.

Hallmark eDelivery.SM The Funds now offer electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at at www.TheR.com/edelivery. You must provide a verifiable e-mail address in order to enroll.

Easy Access.SM Easy Access is The Hallmark Funds’ 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options, which include obtaining performance information and account balances, check reorders, touch tone bill payment and other options. To use Easy Access, call 888-823-2867 and follow the instructions.

OnLine Access.SM You may access your account activity for the previous six months current price information and other information through OnLine Anywhere Access at www.Hallmarkfunds.com. You must call Hallmark at 888-823-2867 to activate OnLine Access.

Shareholder Service Policies. The Funds’ policies concerning the shareholder services are subject to change from time to time. Each Fund reserves the right to increase its minimum initial investment amount and to change the minimum account size subject to a low balance fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain material U.S. Federal income tax considerations regarding the purchase, ownership and disposition of shares of each Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to each Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code as long as such qualification is in the interest of shareholders. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a “qualified publicly traded partnership” (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of each Fund’s taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As long as each Fund so qualifies, it (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. The Funds intend to distribute substantially all of such income and gains. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, it will be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate on “qualified dividend income” for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of each Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, each Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recently enacted legislation reduces the tax rate on certain dividend income and long-term capital gain applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as “qualified dividend income” eligible for taxation at a maximum tax rate of 15% in the hands of non-corporate shareholders. A certain portion of a Fund’s dividends when paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income, a Fund must meet holding period and certain other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and certain other requirements with respect to a Fund’s shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, a Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, qualified dividend income taxable at the maximum 15% rate as well as dividends eligible for the dividends received deduction.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. A portion of a Fund’s ordinary income dividends attributable to the dividends received from domestic corporations will be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. To the extent that a Fund’s dividends are attributable to dividends received from foreign corporations, payments on certain types of preferred stock and other distributions ineligible for the deduction, they will not qualify for the dividends received deduction. The Funds will allocate any dividends eligible for the dividends received deduction as well as any qualified dividend income eligible for taxation at the maximum 15% rate, among each class of each Fund’s shares according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to shareholders of each class of stock during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by a Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

If a shareholder exercises an exchange privilege within 90 days of acquiring Fund shares, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. A loss realized on a sale or exchange of shares of a Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though each Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, an investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments by a Fund also may increase or accelerate the recognition of income, including the recognition of taxable income in excess of cash generated by such investments. Additionally, if a Fund invests in certain high yield original discount obligations issued by corporations, a portion of the discount accruing on such an obligation may be eligible for the dividends received deduction available to corporations as well as the reduced dividend rate applicable to non-corporate investors.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Funds or who, to the Funds’ knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of each Fund’s assets at the close of a taxable year are invested in foreign securities, shareholders may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by a Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. Each Fund also must meet these holding period requirements, and if a Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by each Fund. Further, to the extent that each Fund engages in securities lending with respect to stock paying income subject to foreign taxes, it may not be able to pass through to its shareholders the liability to take a foreign tax credit. If a Fund satisfies the applicable requirements, it will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of a Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. Each Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. For this purpose, a Fund will allocate foreign source income among each class of shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction and dividends taxable at the maximum 15% tax rate.

Certain transactions entered into by a Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Each Fund intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

Passive Foreign Investment Companies. If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, that Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Each Fund may be subject to U.S. federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by a Fund as a dividend to its shareholders. However, a Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, a Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value but only to the extent of previously recognized “mark-to-market” gains.

By making the mark-to-market election, each Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly designated dividends that (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.”  The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as treated as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established U.S. securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

FINANCIAL STATEMENTS

The Funds audited Financial Statements for the year ended March 31, 2006 are incorporated into this SAI by reference to the Funds’ Annual Report dated March 31, 2006. The Funds’ Annual Report is available at no charge by calling 888-823-2867.

PART C

Item 23. Exhibits

(a)(1)	Declaration of Trust filed as an Exhibit to Registrant’s Post Effective Amendment No. 17, filed September 29, 1999 and incorporated herein by reference.

(2)	Amendment to Declaration of Trust-Filed filed as an Exhibit to Registrant’s Post Effective Amendment No. 31, filed July 26, 2005and incorporated herein by reference.

(b)(1)	Bylaws filed as an Exhibit to Registrant’s Post Effective Amendment No. 17, filed September 29, 1999 and incorporated herein by reference.

(2)	Amendment to Bylaws - filed as an Exhibit to Registrant’s Post Effective Amendment No. 31, filed July 26, 2006 and incorporated herein by reference.

(c)	See exhibits “a” and “b.”

(d)(1)

Form of Investment Management Agreement for Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Large-Cap Growth Fund, Hallmark Small-Cap Growth Fund and Hallmark Strategic Growth Fund filed as an Exhibit to Registrant’s Post-Effective Amendment No. 17, filed September 29, 1999 and incorporated herein by reference.

(d)(2)

Form of Investment Management Agreement for Hallmark Mid-Cap Growth Fund filed as an Exhibit to Registrant’s Post-Effective Amendment No. 28, filed on November 19, 2004 and incorporated herein by reference.

(d)(3)

Form of Sub-Investment Management Agreement for Hallmark Capital Appreciation Fund, Hallmark Informed Investors Growth Fund, Hallmark International Equity Fund, Hallmark International Small-Cap Fund, Hallmark Large-Cap Growth Fund, Hallmark Small-Cap Growth Fund and Hallmark Strategic Growth Fund filed as an Exhibit to Registrant’s Post-Effective Amendment No. 17, filed September 29, 1999 and incorporated herein by reference.

(d)(4)

Form of Sub-Investment Management Agreement for Hallmark Mid-Cap Growth Fund filed as an Exhibit to Registrant’s Post-Effective Amendment No. 28, filed on November 19, 2004 and incorporated herein by reference.

(e)(1)	Distribution Agreement for Reserve Private Equity Series filed as an exhibit to Registrant’s Post-Effective Amendment No. 23, filed on September 26, 2002 and incorporated herein by reference.

(e)(2)	Form of Registered Dealer Agreement filed as an exhibit to Registrant’s Post-Effective

Amendment No. 23, filed on September 26, 2002 and incorporated herein by reference.

(f)

Pension Plan of Reserve Management Corporation was filed as an exhibit to Post Effective Amendment No. 32 for The Reserve Fund; Amendments to Pension Plan filed as an exhibit to Post-Effective Amendment No. 45 dated July 31, 1989 for The Reserve Fund and incorporated herein by reference.

(g)

Custodian Agreement with Chase Manhattan Bank (now J.P. Morgan Chase & Co.) filed as an Exhibit to Registrant’s Post Effective Amendment No. 17, filed September 29, 1999 and incorporated herein by reference.

(h)	Not applicable

(i)	Opinion and Consent of Counsel – Filed herewith

(j)	Consent of Independent Registered Public Accounting Firms – Filed herewith

(k)	Not applicable

(l)	Not applicable

(m)	Plan of Distribution filed as an exhibit to Post Effective Amendment No. 12 filed on July 24, 1998 and incorporated herein by reference.

(n)	18f-3 Plan filed as an Exhibit to Registrant’s Post Effective Amendment No. 19, filed June 28, 2000 and incorporated herein by reference.

(o)	Reserved.

(p)(1)                   Code of Ethics of the Registrant, Adviser and Distributor – filed as an exhibit to Post Effective Amendment No. 31 filed on July 26, 2005 and incorporated herein by reference.

(p)(2)                   Code of Ethics for Trainer, Wortham & Company, Inc. – filed as an exhibit to Post Effective Amendment No. 31 filed on July 26, 2005 and incorporated herein by reference.

(p)(3)                   Code of Ethics for Pinnacle Associates Ltd. – filed as an exhibit to Post Effective Amendment No. 31 filed on July 26, 2005 and incorporated herein by reference.

(p)(4)                   Code of Ethics for Roanoke Asset Management Corporation – filed as an exhibit to Post Effective Amendment No. 31 filed on July 26, 2005 and incorporated herein by reference.

(p)(5)                   Code of Ethics for Segall Bryant & Hamill – filed as an exhibit to Post Effective Amendment No. 31 filed on July 26, 2005 and incorporated herein by reference.

(p)(6)                   Code of Ethics for Cambridge Financial Group, Inc. – filed as an exhibit to Post Effective Amendment No. 31 filed on July 26, 2005 and incorporated herein by reference.

(p)(7)                   Code of Ethics for Condor Capital Management, Inc.  – filed as an exhibit to Post Effective Amendment No. 31 filed on July 26, 2005 and incorporated herein by reference.

(p)(8)                   Code of Ethics for Cambridge Financial Group, Inc. – filed herewith

Item 24. Persons Controlled by or Under Common Control with Registrant.

The Registrant does not control and is not under common control with any person or entity.

Item 25. Indemnification.

Reference is made to Section 10.02 of the Registrant’s Declaration of Trust:

Section 10.02 provides that

(a)                                  Subject to the expectations and limitations contained in Subsection 10.02(b):

(i)                                     every person who is, or has been, a Trustee or officer of the trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement or defense thereof;

(ii)                                  the words “claim”, “suit”, or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Covered person:

(i)                                     who shall have been adjudicated by a court or other body including, without limitation, arbitration panels or self-regulatory organizations before which the proceeding was brought (A) to be liable to the trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; or

(ii)                                  in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

Each Trustee, officer, employee or agent of the registrant, and any person who has served at it request as Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the State of Delaware, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officer and controlling persons of the Registrant pursuant to the Declaration to Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange commission such indemnification against such liabilities is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

Reserve Management Company, Inc. (“RMCI”) acts as the investment adviser for each series of the following open-end registered management investment companies: The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Hallmark Equity Series Trust, Reserve Municipal Money-Market Trust, Hallmark Investment Series Trust and Reserve Short Term Investment Trust.

Each executive officer of RMCI is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged since March 31, 2003 for his own account or in the capacity of director, officer, partner or trustee. Mr. Bruce Bent is Chairman, President, and Treasurer, Mr. Bruce Bent II is Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer, Mr. Arthur Bent II is

Co-Chief Executive Officer, Senior Vice President and Assistant Secretary, Mr. Patrick Farrell is Chief Financial Officer and Mr. Edmund P. Bergan, Jr. is Secretary and General Counsel of each of the Trusts for which RMCI acts as investment adviser. The address of each of the registered investment management companies listed above, RMCI, Reserve Management Corporation and Resrv Partners, Inc. is 1250 Broadway, 32nd Floor, New York, New York 10001.

Name	Position with the Adviser	Other Business
Bruce R. Bent	Chairman	Chairman and Director of Reserve Management Corporation and Chairman and Director of Resrv Partners, Inc., both of which have the same address as the Trust.

Bruce R. Bent II	Vice Chairman, President, Assistant Secretary and Assistant Treasurer

Vice Chairman, President, Assistant Secretary, Assistant Treasurer and Director of Reserve Management Corporation and Vice Chairman, Secretary, Assistant Treasurer and Director of Resrv Partners, Inc., both of which have the same address as the Trust.

Arthur T. Bent III	Vice Chairman, Sr. Vice President, COO/Treasurer and Assistant Secretary

Vice Chairman, President, Chief Operating Officer, Treasurer and Director of Reserve Management Corporation and Assistant Treasurer and Director of Resrv Partners, Inc., both of which have the same address as the Trust.

Patrick J. Farrell	Chief Financial Officer	Chief Financial Officer of Reserve Management Corporation and Resrv Partners, Inc.

Edmund P. Bergan, Jr.	General Counsel and Secretary	General Counsel and Secretary of Reserve Management Corporation and General Counsel and Assistant Secretary of Resrv Partners, Inc.

Item 27. Principal Underwriters.

(a)                                  Resrv Partners, Inc., the principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Hallmark Equity Series Trust, Reserve Municipal Money-Market Trust, Hallmark Investment Series Trust and Reserve Short-Term Investment Trust.

(b)                                 Provided below is the name, position(s) and office(s) with Resrv Partners, Inc. and positions and offices with each series of the Registrant for each Director, Officer or partner of Resrv Partners, Inc. The principal business address of each such person is 1250 Broadway, 32nd Floor, New York, New York 10001.

Name	Position(s) and Office(s) with Resrv Partners, Inc.	Position(s) and Office(s) with the Registrant
Bruce R. Bent	Chairman and Director	Chairman, President and Treasurer

Mary Belmonte	President and Compliance Officer	None

Bruce R. Bent II	Vice Chairman, Secretary, Assistant Treasurer and Director	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer

Arthur T. Bent III	Vice Chairman, Treasurer, Assistant Secretary and Director	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary

Patrick J. Farrell	Chief Financial Officer	Chief Financial Officer

Edmund P. Bergan, Jr.	General Counsel and Assistant Secretary	General Counsel and Secretary

(c) Not applicable.

Item 28.  Location of Accounts and Records

All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Registrant at 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by JP Morgan Chase & Co., the Registrant’s Custodian, located at 4 New York Plaza, New York, NY 10004.

Item 29. Management Services.

See “Investment Management, Distribution and Service Agreements” in the Registrant’s Statement of Additional Information.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 28th day of July 2006.

HALLMARK EQUITY SERIES TRUST

By:	/s/ Bruce R. Bent II
Bruce R. Bent II, Co-Chief
Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce R. Bent*	Chairman, President, Treasurer and	July 28, 2006
Bruce R. Bent	Trustee

/s/ Bruce R. Bent II	Co-Chief Executive Officer,	July 28, 2006
Bruce R. Bent II	Senior Vice President, Assistant
Treasurer and Trustee

/s/ Arthur T. Bent III	Co-Chief Executive Officer,	July 28, 2006
Arthur T. Bent III	Senior Vice President, Assistant
Secretary and Trustee

/s/ Edwin Ehlert, Jr.*	Trustee	July 28, 2006
Edwin Ehlert, Jr.

/s/ William Montgoris*	Trustee	July 28, 2006
William Montgoris

*By:	/s/ Bruce R. Bent II	July 28, 2006
Bruce R. Bent II
Attorney-in-Fact

Hallmark Equity Series Trust

Power of Attorney

Each of the undersigned, Bruce R. Bent, Edwin Ehlert, Jr. and William Montgoris, the Trustees, and Bruce R. Bent, Bruce R. Bent II, Arthur T. Bent III and Patrick J. Farrell, the Officers of the Hallmark Equity Series Trust, a registered investment company (the “Trust”), hereby authorizes each of Bruce R. Bent, Bruce R. Bent II, Arthur T. Bent III and Patrick J. Farrell, or any of them, as attorney-in-fact, to sign on his behalf, in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each series of the Trust and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Dated: July 17, 2006

/s/Bruce R. Bent	Chairman, President, Treasurer and Trustee
Bruce R. Bent	(principal executive officer)

/s/ Bruce R. Bent II	Co-Chief Executive Officer, Senior Vice
Bruce R. Bent II	President and Assistant Treasurer

/s/ Arthur T. Bent III	Co-Chief Executive Officer, Senior Vice
Arthur T. Bent III	President, Assistant Secretary

/s/ Patrick J. Farrell	Chief Financial Officer
Patrick J. Farrell	(principal financial officer)

/s/ Edwin Ehlert, Jr.	Trustee
Edwin Ehlert, Jr.

/s/ William Montgoris	Trustee
William Montgoris